                                                            File Nos. 333-136513
                                                                       811-21939


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-effective Amendment No.
                          Post-Effective Amendment No.1

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                         Post-Effective Amendment No.1

                          ----------------------------

            HORACE MANN LIFE INSURANCE GROUP ANNUITY SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                            -------------------------

                       Horace Mann Life Insurance Company
                               (Name of Depositor)

               One Horace Mann Plaza, Springfield, Illinois 62715
              (Address of Depositor's Principal Executive Offices)

                                 (217) 789-2500
                         (Depositor's Telephone Number)

                                 Ann M. Caparros
                              One Horace Mann Plaza
                           Springfield, Illinois 62715
                     (Name and Address of Agent for Service)

                          ----------------------------

                          Copies of Communications to:

                                 Stephen E. Roth
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-1415


It is proposed that this filing will become effective:

[_] Immediately upon filing pursuant to paragraph (b) of Rule 485

[_] On May 1, 2007 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[X] On May 1, 2007 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CHICAGO PUBLIC SCHOOLS CAPITAL PREMIER
SERIES 1

QUALIFIED VARIABLE DEFERRED GROUP
ANNUITY CONTRACT

HORACE MANN LIFE INSURANCE GROUP ANNUITY
SEPARATE ACCOUNT


MAY 1, 2007

QUALIFIED VARIABLE DEFERRED GROUP ANNUITY CONTRACT ISSUED BY
HORACE MANN LIFE INSURANCE GROUP ANNUITY SEPARATE ACCOUNT
FLEXIBLE PREMIUM CONTRACT FOR CHICAGO PUBLIC SCHOOL PARTICIPANTS

     This Prospectus offers a Variable, qualified group annuity contract ("Group Contract") to certain Chicago Public School employees ("Participants"). The Group Contract and Certificates thereunder are issued by Horace Mann Life Insurance Company ("HMLIC"), and are issued in connection with retirement plans or arrangements that may qualify for special tax treatment under the Internal Revenue Code of 1986, as amended ("IRC").

     Participants may allocate Net Purchase Payments and account value to the fixed account or to the Horace Mann Life Insurance Group Annuity Separate Account ("the Separate Account") that invests through each of its Subaccounts (sometimes referred to as "Variable investment options") in a corresponding Underlying Fund. The Underlying Funds are:

LARGE COMPANY STOCK FUNDS
     Large Core
          BlackRock Index Equity Portfolio (Service Class)
     Large Growth
          AllianceBernstein Large Cap Growth Portfolio
     Large Value
          Davis Value Portfolio
MID-SIZE COMPANY STOCK FUNDS
     Mid Core
          Fidelity VIP Mid Cap Portfolio (SC2)
     Mid Growth
          Lord Abbett Series Fund -- Growth Opportunities Portfolio
     Mid Value
          Ariel Appreciation Fund(R)
SMALL COMPANY STOCK FUNDS
     Small Core
          Neuberger Berman Genesis Fund (Advisor Class)
     Small Growth
          Wilshire VIT Small Cap Growth Fund -- Horace Mann Shares
     Small Value
          Ariel Fund(R)
INTERNATIONAL STOCK FUNDS
          Goldman Sachs VIT International Equity Fund
          Templeton Foreign Smaller Companies Fund (Class A)
TECHNOLOGY FUNDS
          T. Rowe Price Science and Technology Fund -- Advisor Class
BALANCED FUND
          Putnam VT The George Putnam Fund of Boston (IB Shares)
BOND FUNDS
          BlackRock Low Duration Bond Portfolio (Service Class) BlackRock Liquidity Temp Fund (Service Class)

          BlackRock Total Return II Portfolio (Service Class)



     This Prospectus sets forth the information an investor should know, and should be kept for future reference. Additional information about the Horace Mann Life Insurance Group Annuity Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information ("SAI"), dated May 1, 2007. The SAI is incorporated by reference and is available upon request and without charge. You can obtain the SAI by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 61708-4657, by sending a facsimile transmission to (217) 527-2307, or by telephoning (217) 789-2500 or (800) 999-1030 (toll free). The table of contents of the SAI appears on page 24 of this prospectus.


     The Securities and Exchange Commission maintains a website
(http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information that the Horace Mann Life Insurance Group Annuity Separate Account files electronically with the Securities and Exchange Commission.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

 ANNUITIES OFFERED BY HMLIC ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS OF, OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT
                                   INVESTED.


                  The date of this Prospectus is May 1, 2007.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                        PAGE
                                                                        ----
DEFINITIONS                                                               3
SUMMARY                                                                   4
FEE TABLES AND EXAMPLE                                                    6
  Participant Transaction Expenses                                        6
  Periodic Fees and Expenses                                              6
  Total Annual Underlying Fund Operating Expenses                         6
  Example                                                                 7
CONDENSED FINANCIAL INFORMATION                                           8
HORACE MANN LIFE INSURANCE COMPANY, THE FIXED ACCOUNT, THE SEPARATE
  ACCOUNT AND THE UNDERLYING FUNDS                                        9
  Horace Mann Life Insurance Company                                      9
  The Fixed Account                                                       9
  The Separate Account                                                    9
    Status of the Group Contract and the Separate Account before the
      Date of this Prospectus                                             9
  The Underlying Funds                                                    9
    Selection of Funds                                                   13
    Payments We Receive                                                  13
    Addition, Deletion, or Substitution of Funds                         13
    Voting Rights                                                        13
THE CERTIFICATES                                                         14
  Participants' Rights                                                   14
  Purchasing a Certificate                                               14
  Right to Cancel                                                        14
  Purchase Payments                                                      14
    Amount and Frequency of Purchase Payments                            14
    Allocation of Purchase Payments                                      14
    Accumulation Units and Accumulation Unit Value                       14
  Transactions                                                           15
    Transfers                                                            15
    Dollar Cost Averaging                                                15
    Rebalancing                                                          15
    Changes to Purchase Payment Allocations                              16
    Market Timing                                                        16
    Surrender or Withdrawal Before Commencement of Annuity Period        16
    Loans                                                                17
    Payments We Make                                                     17
    Confirmations                                                        18
  Deductions and Expenses                                                18
    Mortality and Expense Risk Fee                                       18
    Loan Interest Spread                                                 18
    Operating Expenses of the Underlying Funds                           18
  Death Benefit Proceeds                                                 18
  Annuity Payments                                                       19
    Annuity Payment Options                                              19
    Amount of Fixed and Variable Annuity Payments                        20
  Misstatement of Age                                                    21
  Modification of the Group Contract                                     21
TAX CONSEQUENCES                                                         21
  Other Considerations                                                   21
  Separate Account                                                       21
  Owner Control                                                          21
  Transfers, Assignments, or Exchanges of a Certificate                  21
  Participants                                                           21
    Contribution Limitations and General Requirement Applicable to
      Qualified Plans                                                    21
    Taxation of Contract Benefits                                        22
    Additional Taxes                                                     22
OTHER INFORMATION                                                        23
APPENDIX: ACCUMULATION UNIT VALUES                                       25


    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE GROUP CONTRACT OFFERED BY THIS PROSPECTUS IN ANY STATE TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH STATE.

DEFINITIONS
--------------------------------------------------------------------------------

     ACCUMULATION UNIT: A unit of measurement used to determine the value of a Participant's interest in a Subaccount before Annuity Payments begin.

     ACCUMULATION UNIT VALUE: The value of an Accumulation Unit on any Valuation Date.

     ANNUITANT: The natural person whose life determines the Annuity Payments made under a Certificate.

     ANNUITY DATE: The date Annuity Payments begin. The criteria for determining Annuity Dates are set forth in the Group Contract.

     In addition, Qualified Plans often place certain limitations upon election of an Annuity Date. Generally, distributions under Qualified Plans must begin by April 1 following the calendar year in which the Participant reaches age 70 1/2. See "Taxation of Contract Benefits."

     ANNUITY PAYMENTS: A series of payments that may be: for life; for life with a guaranteed number of payments; for the joint lifetimes of the Annuitant and another person, and thereafter, during the lifetime of the survivor; or for some fixed period. A fixed annuity provides a series of payments that will be equal in amount throughout the annuity period except in the case of certain joint and survivor Annuity Payment Options. A fixed annuity does not participate in the investment experience of any Subaccount. A Variable annuity provides a series of payments that vary in amount.

     ANNUITY PERIOD: The period during which Annuity Payments are made to the Annuitant or the last surviving joint Annuitant, if any.

     ANNUITY UNIT: A unit of measurement used in determining the amount of a Variable Annuity Payment during the Annuity Period.

     ANNUITY UNIT VALUE: The value of an Annuity Unit on any Valuation Date.

     CERTIFICATE: A document issued to employees of the Chicago Public Schools who are Participants under the Group Contract that summarizes the provisions of the Group Contract and sets forth the Participant's rights and benefits thereunder.

     CERTIFICATE YEAR: A year measured from the date a Certificate was issued to a Participant and each anniversary of that date.

     FIXED ACCOUNT VALUE: The dollar value of the fixed account under a Certificate before Annuity Payments begin.

     GROUP CONTRACT: This Prospectus offers a Variable flexible premium group annuity contract to retirement plans of the Chicago Public Schools.

     HMLIC, WE, US, OUR: Horace Mann Life Insurance Company.

     HOME OFFICE: The mailing address and telephone number of Our Home Office are P.O. Box 4657, Springfield, Illinois 62708-4657; (800) 999-1030. Our street address is 1 Horace Mann Plaza, Springfield, Illinois 62715.

     MUTUAL FUND(S): Open-end management investment companies. These companies are generally registered under the Investment Company Act of 1940.

     NET PURCHASE PAYMENT: The balance of each purchase payment received by HMLIC after deducting any applicable premium taxes, or the balance of any transfer amount from other Subaccounts after applicable charges.

     PARTICIPANT, YOU, YOUR: A person to whom a Certificate showing participation under the Group Contract has been issued.

     QUALIFIED PLAN: The term "Qualified Plan" in this Prospectus will be used to describe the following annuity contracts: Internal Revenue Code (IRC) Section 403(b) tax sheltered annuity ("403(b) contract") and IRC Section 457(b) eligible governmental plan annuity ("457(b) contract").

     SEPARATE ACCOUNT: The Horace Mann Life Insurance Group Annuity Separate Account, a segregated Variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT: A division of the Separate Account that invests in shares of a corresponding Underlying Fund.

     TOTAL ACCUMULATION VALUE: The sum of the Fixed Account Value and the Variable Account Value before Annuity Payments begin.

     UNDERLYING FUNDS: All Mutual Funds listed in this document that are available for investment through the Separate Account.

     VALUATION DATE: Any day on which the New York Stock Exchange ("NYSE") is open for trading and on which the net asset value for each share of the Underlying Funds is determined. The Valuation Date ends at 3:00 p.m. Central Time or the close of the NYSE, if earlier.

     VALUATION PERIOD: The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.

     VARIABLE: The values vary based on the investment performance of the Subaccount(s) selected.

     VARIABLE ACCOUNT: Your portion of the Separate Account set up to receive Net Purchase Payments and transfers allocated to it.

     VARIABLE ACCOUNT VALUE: The dollar value of the Separate Account investment options under the Group Contract before the time Annuity Payments begin.

SUMMARY
--------------------------------------------------------------------------------


     This summary is intended to provide a brief overview of the more significant aspects of the Group Contract and the Certificates thereunder. More detailed information about the material rights and features under the Contract can be found in this Prospectus, and in the related Statement of Additional Information. This Prospectus is intended to serve as a disclosure document for only the Variable portion of the Group Contract and Your Certificate. For information regarding the fixed portion, refer to the Group Contract and Your Certificate.


     Detailed information about the Underlying Funds is contained in the prospectus and the statement of additional information of each Underlying Fund.

     The expenses for the Underlying Funds, including advisory and management fees, are found in each Underlying Fund's prospectus.

WHAT IS "THE SEPARATE ACCOUNT"?

     The Horace Mann Life Insurance Group Annuity Separate Account segregates assets dedicated to the Variable portion of the Group Contract offered herein. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The Separate Account consists of Subaccounts, each investing in shares of a corresponding Underlying Fund.

WHO MAY PURCHASE THE CONTRACT OFFERED BY THIS PROSPECTUS?

     We issue the Group Contract exclusively to retirement plans of the Chicago Public Schools. Employees of the Chicago Public Schools may purchase Certificates under the Group Contract.

     The Group Contract offered by this Prospectus is a Qualified Plan. Purchasing a Certificate as an investment vehicle for a Qualified Plan does not provide any additional tax advantage beyond that already available through the Qualified Plan.

     The Group Contract and the Certificates thereunder are offered and sold by HMLIC through PEB Financial Services, located at 542 S. Dearborn St., Suite 300, Chicago, IL 60605. Individuals at PEB are registered representatives with and offer securities through Linsco/Private Ledger ("LPL"), a member of the NASD and SIPC. HMLIC has entered into a distribution agreement with LPL.

WHAT ARE MY INVESTMENT CHOICES?

     (a) SEPARATE ACCOUNT -- Includes Subaccounts, each of which invests in one of the following Underlying Funds:

LARGE COMPANY STOCK FUNDS
     Large Core
          BlackRock Index Equity Portfolio (Service Class)

     Large Growth
          AllianceBernstein Large Cap Growth Portfolio

     Large Value
          Davis Value Portfolio

MID-SIZE COMPANY STOCK FUNDS
     Mid Core
          Fidelity VIP Mid Cap Portfolio (SC2)

     Mid Growth
          Lord Abbett Series Fund -- Growth Opportunities Portfolio

     Mid Value
          Ariel Appreciation Fund(R)

SMALL COMPANY STOCK FUNDS
     Small Core
          Neuberger Berman Genesis Fund (Advisor Class)

     Small Growth
          Wilshire VIT Small Cap Growth Fund -- Horace Mann Shares

     Small Value
          Ariel Fund(R)

INTERNATIONAL STOCK FUNDS
          Goldman Sachs VIT International Equity Fund
          Templeton Foreign Smaller Companies Fund (Class A)

TECHNOLOGY FUNDS
          T. Rowe Price Science and Technology Fund -- Advisor Class

BALANCED FUND
          Putnam VT The George Putnam Fund of Boston (IB Shares)

BOND FUNDS
          Black Rock Low Duration Bond Portfolio (Service Class)
          Black Rock Liquidity Temp Fund (Service Class)

          Black Rock Total Return II Portfolio (Service Class)


     (b) FIXED ACCOUNT -- You also may direct Your Net Purchase Payments (or transfer any of Your Variable Account Value) to the fixed account and receive a guaranteed minimum interest rate. (See Your Certificate.)

WHEN CAN I TRANSFER BETWEEN ACCOUNTS?

     At any time before the Annuity Date for Your Certificate, You may transfer amounts from one Subaccount to another, and to and from the fixed account of the Group Contract. The dollar cost averaging program permits You to systematically transfer (on a quarterly, semiannual, or annual basis) a fixed dollar amount between the fixed account and Subaccounts and within the Subaccounts. The dollar cost averaging program is only available before the Annuity Date. Transfers from the fixed account of the Group Contract into a Subaccount are subject to certain restrictions. For complete details see "Transfers."

MAY I WITHDRAW ALL OR PART OF MY ACCOUNT VALUE BEFORE THE ANNUITY DATE?

     Subject to the restrictions imposed by Your retirement plan and/or the IRC, You may at any time before the Annuity Date surrender Your Certificate in whole, or withdraw it in part, for cash. Each surrender or partial withdrawal from the Variable Account Value is processed on the basis of the value of an Accumulation Unit of the Subaccount(s) from which the value is being surrendered or withdrawn. Restrictions on surrenders and withdrawals from the fixed account are addressed in Your Certificate.

WHAT ARE THE CHARGES OR DEDUCTIONS?

     Your Certificate may be subject to deductions for applicable state or local government premium taxes. Premium taxes presently range from 0% to 3.5%. The State of Illinois does not currently assess premium taxes. A mortality and expense risk fee ("M&E Fee") is deducted from the Variable Account Value. This fee is computed on a daily basis and will not exceed an annual rate of 0.80% of the daily net assets of the Variable Account Value. We do not deduct an annual maintenance fee, and no deduction for sales expense is charged on purchase payments, surrenders or withdrawals.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE GROUP CONTRACT?

     Amounts contributed through salary reduction or employer contributions are not taxed at the time of contribution. Earnings are also not taxed as they accumulate in an annuity contract. Your Certificate benefits generally will be taxable as ordinary income when received in accordance with Section 72 of the IRC.


     The IRC provides an additional penalty tax for premature distributions under various retirement plans. Values may not be withdrawn from 403(b) contracts or 457(b) contracts, except as permitted by the IRC. See "Tax Consequences." Certificates might not be suitable for short-term investment. See "Surrender or Withdrawal Before Commencement of Annuity Period."


IF I RECEIVE MY CERTIFICATE AND AM DISSATISFIED, MAY I RETURN IT?

     Subject to state insurance laws, a Participant generally may return a Certificate to HMLIC within 30 days of receipt of the Certificate. HMLIC will refund the Variable Account Value and all contributions made to the fixed account.

WHEN CAN I BEGIN RECEIVING ANNUITY PAYMENTS, AND WHAT OPTIONS ARE AVAILABLE?

     Payments will begin on the Annuity Date set by the terms of Your Certificate. Variable Annuity Payments are made in monthly installments. Various Annuity Payment options are available under Your Certificate.

     Annuity Payments may be fixed or Variable or a combination of fixed and Variable. The following options are available for receiving Annuity Payments:
Life Annuity with or without Certain Period, Joint and Survivor Life Annuity, Income for Fixed Period, Income for Fixed Amount, and Interest Annuity Payments.

     The IRC may restrict or penalize certain early distributions from Qualified Plans, and the IRC also generally requires that distributions from Qualified Plans begin by April 1 following the calendar year in which the Contract Owner reaches age 70 1/2 or retires. See "Taxation of Contract Benefits."


WHAT WAS THE STATUS OF THE GROUP CONTRACT AND THE SEPARATE ACCOUNT BEFORE OCTOBER 16, 2006?



     When it began issuing certificates under a group annuity contract to the Chicago Public Schools 403(b) Tax Deferred Compensation Plan ("403(b) Plan"), HMLIC had not registered that group annuity contract under the Securities Act of 1933, nor had it registered the Separate Account as a unit investment trust under the Investment Company Act of 1940. At that time, the Company believed, in good faith, that such registration was not required because the 403(b) Plan is a "governmental plan" that might be exempted from registration. The Company subsequently determined, however, that the 403(b) Plan is a type of "governmental plan" funded by an annuity contract that may not be exempted from registration as a security, and the Company then registered the Separate Account under the Investment Company Act of 1940 (effective August 11, 2006) and the group annuity contract under the Securities Act of 1933, with a prospectus effective on October 16, 2006). 403(b) Plan participants who made premium payments before October 16, 2006, may have certain rights under the Securities Act of 1933. See "Status of the Group Contract and the Separate Account Before October 16, 2006."


     This issue did not arise in connection with certificates issued under the group annuity contract to the Chicago Public Schools 457(b) Tax Deferred Compensation Plan.

FEE TABLES AND EXAMPLE
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that You may pay when buying, owning and surrendering a Certificate. The first table describes the fees and expenses that You will pay at the time that You buy a Certificate, surrender a Certificate or transfer account value between investment options.


PARTICIPANT TRANSACTION EXPENSES(1)


Contingent Deferred Sales Charge                               None


     The following table describes the fees and expenses that You will pay periodically during the time that You own a Certificate, not including Underlying Fund fees and expenses.


PERIODIC FEES AND EXPENSES


Annual Maintenance Fee                                         None
  Loan Interest Spread(2)                                       2.0%
Separate Account Annual Expenses (as a percentage of average
  Variable Account Value)
  Mortality and Expense Risk Fee                               0.80%
Total Separate Account Annual Expenses                         0.80%



     The next item shows the lowest and highest total operating expenses charged by the Underlying Funds for the fiscal year ended December 31, 2006. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.



TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES(3)            LOWEST   HIGHEST
--------------------------------------------------            ------   -------
(expenses that are deducted from Underlying Fund assets,
  including management fees, distribution and/or service
  (12b-1) fees and other expenses)                                %         %
                                                              ======   =======



(1) Any premium taxes relating to a Certificate will be deducted from the premium or deducted from the amount applied to purchase Annuity Payments, when applicable. Such premium taxes and the time of deduction of those taxes will be determined by the Participant's current place of residence. Premium taxes currently range from 0% to 3.5%.



(2) While a loan is outstanding, loan interest is payable in arrears, no less frequently than quarterly, with equal installment payments due on the last day of each quarter. See "Loans" for more details on how the interest is calculated.



(3) The portfolio expenses used to prepare this table were provided to HMLIC by the Underlying Funds. HMLIC has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.

EXAMPLE

     This Example is intended to help You compare the cost of investing in the Certificate with the cost of investing in other Variable annuity contracts. These costs include Participant transaction expenses, periodic fees and expenses, Separate Account annual expenses, and Underlying Fund fees and expenses.


     The Example assumes that You invest $10,000 in the Certificate for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the highest fees and expenses of any of the Underlying funds as of December 31, 2006. Although Your actual costs may be higher or lower, based on these assumptions Your costs -- if You surrender Your Certificate at the end of the applicable period, if You annuitize at the end of the applicable time period, or if You do not surrender Your Certificate -- would be:



     1 YEAR   3 YEARS   5 YEARS   10 YEARS
     ------   -------   -------   --------
     $        $         $         $


     PLEASE REMEMBER THAT THE EXAMPLE IS SIMPLY AN ILLUSTRATION AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those shown. Similarly, Your rate of return may be more or less than the 5% assumed in the Example.


     For information concerning compensation paid for the sale of the Group Contract and Certificates thereunder, see "Other Information -- Distribution of the Contract."

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


     When HMLIC began issuing certificates under a group variable annuity contract funded through the Separate Account to the Chicago Public Schools 403(b) Tax Deferred Compensation Plan, it had not registered that group annuity contract under the Securities Act of 1933 ("1933 Act"), nor had it registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Condensed financial information for the Subaccounts of the Separate Account before it was registered under the 1940 Act, and before the Group Contract was registered under the 1933 Act, is provided in an appendix to this prospectus. The appendix also includes the condensed financial information for the period after October 16, 2006 (when the Group contract was registered).


     Financial statements of the Separate Account and of HMLIC are available with the Statement of Additional Information. A copy of the Statement of Additional Information and of the financial statements may be obtained without charge by mailing a written request to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission request to (217) 527-2307, or by telephoning (217) 789-2500 or (800) 999-1030
(toll-free).

HORACE MANN LIFE INSURANCE COMPANY,
THE FIXED ACCOUNT,
THE SEPARATE ACCOUNT AND
THE UNDERLYING FUNDS

HORACE MANN LIFE INSURANCE COMPANY

     HMLIC, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001 (Our Home Office), is an Illinois stock life insurance company organized in 1949. HMLIC is licensed to do business in 48 states and in the District of Columbia. HMLIC writes individual and group life insurance and annuity contracts on a nonparticipating basis. HMLIC is an indirect wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"), a publicly held insurance holding company traded on the NYSE.

THE FIXED ACCOUNT

     The fixed account is part of HMLIC's general account. We use general account assets to support Our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, HMLIC has sole discretion over the investment of the assets of the fixed account. HMLIC bears the full investment risk for all amounts contributed to the fixed account. HMLIC guarantees that the amounts allocated to the fixed account under the Group Contract will be credited interest daily at an annual interest rate as specified in Your Certificate. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT


     On March 1, 2002, HMLIC established the Separate Account under Illinois law. On August 11, 2006, HMLIC registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. The Separate Account is divided into Subaccounts. HMLIC uses the assets of each Subaccount to buy shares of the Underlying Funds based on Participant instructions.


     The Separate Account and each of its Subaccounts are administered and accounted for as a part of the business of HMLIC. The income gains and losses, whether or not realized, of each Subaccount are credited to or charged against the amounts allocated to that Subaccount in accordance with the terms of the Group Contract, without regard to other income, gains or losses of the remaining Subaccounts or of HMLIC. The assets of the Separate Account may not be charged with liabilities arising out of any other business of HMLIC. All obligations arising under the Group Contract and the Certificates thereunder, including the promise to make Annuity Payments, are general corporate obligations of HMLIC. Accordingly, all of HMLIC's assets are available to meet its obligations and expenses under the Group Contract and the Certificates thereunder. While HMLIC is obligated to make payments under the Group Contract and the Certificates thereunder, the amounts of Variable Annuity Payments are not guaranteed.


     STATUS OF THE GROUP CONTRACT AND THE SEPARATE ACCOUNT BEFORE OCTOBER 16, 2006. In 2002, HMLIC became one of a limited number of investment providers under the Chicago Public Schools 403(b) Tax Deferred Compensation Plan. In that same year, HMLIC established the Separate Account through which it funded a group annuity contract that was issued to the 403(b) Plan. HMLIC did not register that group contract under the 1933 Act, nor did it register the Separate Account under the 1940 Act. At that time, the Company believed, in good faith, that such registration was not required on the basis that the 403(b) Plan is a "governmental plan" that might be exempted from registration. The Company subsequently determined, however, that the 403(b) Plan is a type of "governmental plan" funded by an annuity contract not exempted from registration as a security, and the Company then registered the Separate Account under the 1940 Act (effective August 11, 2006) and the group contract under the 1933 Act, (effective October 16, 2006).



     Unless an exemption can be relied upon, the 1933 Act requires that the offer or sale of a security be made pursuant to an effective registration statement, and the rules of the SEC do not provide for retroactive registration of the group contract. Accordingly, 403(b)Plan participants who made premium payments before October 16, 2006, may have certain rights under the 1933 Act. More specifically, the 1933 Act provides certain remedies for persons who are issued unregistered securities, including the right to bring an action at law or in equity in any court of competent jurisdiction to recover consideration paid for such securities, with interest thereon, less the amount of any income received thereon, upon the tender of the security, or for damages if the person no longer owns the security. The 1933 Act does, however, place restrictions on the timeframe in which such an action may be brought to enforce any liability created by the alleged violation.


THE UNDERLYING FUNDS

     Each of the Underlying Funds is registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company under the 1940 Act. This registration does not involve supervision of the management of investment practices or policies of the Underlying Funds by the SEC.

     The Underlying Funds are listed below along with their primary investment objectives and a brief description of the investment strategy and adviser for each Underlying Fund. THERE IS NO ASSURANCE THAT ANY OF THE UNDERLYING FUNDS WILL ACHIEVE ITS OBJECTIVE. Detailed information on the Underlying Funds can be found in the current prospectus for each Underlying Fund.

     Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus before investing. A copy of each prospectus may be obtained without charge from PEB Financial Services by calling (312) 922-3264 or writing to 542 S. Dearborn, Suite 300, Chicago, IL 60605. Prospectuses may also be obtained through HMLIC by calling (800) 999-1030 (toll-free), sending a facsimile transmission to (217) 527-2307 or writing to P.O. Box 4657, Springfield, IL 62708-4657.

              NAME                      OBJECTIVE         INVESTMENT TYPE       INVESTMENT STRATEGY AND ADVISER
              ----                      ---------         ---------------       -------------------------------
BLACKROCK INDEX EQUITY PORTFOLIO  The fund's investment     Large core     The fund invests all of its assets
  (SERVICE CLASS)                   goal is to                             indirectly, through The U.S. Large Company
                                    approximate the                        Series (the Index Master Portfolio) of The
                                    investment                             DFA Investment Trust Company, in the
                                    performance of the                     stocks of the S&P 500(R) Index using a
                                    S&P 500(R) index, in                   passive investment style that seeks to
                                    terms of its total                     approximate the returns of the S&P 500(R)
                                    investment return.                     Index. The BlackRock Index Equity
                                                                           Portfolio is advised by BlackRock
                                                                           Advisors, Inc.

ALLIANCEBERNSTEIN VPS LARGE CAP   Long-term capital        Large growth    The Portfolio invests primarily in the
  GROWTH PORTFOLIO                  growth                                 equity securities of a limited number of
                                                                           large, carefully selected, high-quality
                                                                           U.S. companies. The AllianceBernstein
                                                                           Large Cap Growth Portfolio is a series of
                                                                           the AllianceBernstein Variable Products
                                                                           Series Fund and is advised by
                                                                           AllianceBernstein LP.

DAVIS VALUE PORTFOLIO             Long-term capital         Large value    Invests primarily in equity securities
                                    growth                                 issued by companies with market
                                                                           capitalizations of at least $10 billion.
                                                                           The Portfolio Managers conduct extensive
                                                                           research to try to identify businesses
                                                                           that possess characteristics they believe
                                                                           foster the creation of long-term value,
                                                                           such as proven management, a durable
                                                                           franchise and business model, and
                                                                           sustainable competitive advantages. They
                                                                           aim to invest in such businesses when they
                                                                           are trading at a discount to their
                                                                           intrinsic worth. The Davis Value Portfolio
                                                                           is a series of the Davis Variable Account
                                                                           Fund and is advised by Davis Selected
                                                                           Advisers, L.P.

FIDELITY VIP MID CAP PORTFOLIO    Seeks long-term growth     Mid core      Invests at least 80% of total assets in
  SC2                               of Capital.                            common stocks of domestic companies with
                                                                           medium market capitalization. The Fidelity
                                                                           VIP Mid Cap Portfolio is a series of the
                                                                           Fidelity VIP Series and is advised by
                                                                           Fidelity Management & Research Co.

LORD ABBETT SERIES FUND GROWTH    Capital Appreciation      Mid growth     Seeks capital appreciation by normally
  OPPORTUNITIES PORTFOLIO                                                  investing at least 65% of its net assets
                                                                           in the equity securities of mid-sized
                                                                           companies that show potential for growth.
                                                                           The Lord Abbett Series Fund-Growth
                                                                           Opportunities Portfolio is advised by
                                                                           Lord, Abbett & Co. LLC.

              NAME                      OBJECTIVE         INVESTMENT TYPE       INVESTMENT STRATEGY AND ADVISER
              ----                      ---------         ---------------       -------------------------------
ARIEL APPRECIATION FUND(R)        Long-term capital          Mid value     Invests primarily in the stocks of
                                    appreciation                           companies with market caps between $2.5
                                                                           billion and $15 billion at the time of
                                                                           initial purchase. The Fund identifies the
                                                                           common stocks of undervalued companies
                                                                           with long-term growth potential. Ariel
                                                                           Appreciation Fund(R) is advised by Ariel
                                                                           Capital Management, LLC.

NEUBERGER BERMAN GENESIS FUND-    Capital growth            Small core     Invests mainly in common stocks of small-
  ADVISOR CLASS                                                            capitalization companies. The managers
                                                                           look for undervalued companies whose
                                                                           current product lines and balance sheets
                                                                           are strong. Neuberger Berman Genesis Fund-
                                                                           Advisor Class is advised by Neuberger
                                                                           Berman Management Inc. and subadvised by
                                                                           Neuberger Berman, LLC.

WILSHIRE VIT SMALL CAP GROWTH     Long-term capital        Small growth    Invests in small cap equity securities
  FUND-HORACE MANN SHARES           growth                                 (less than $2.5 billion at the time of
                                                                           investment) considered to have earnings
                                                                           growth potential. The Wilshire VIT Funds
                                                                           are advised by Wilshire Associates
                                                                           Incorporated.

ARIEL FUND(R)                     Long-term capital         Small value    Invests primarily in the stocks of
                                    appreciation                           companies with market caps between $1
                                                                           billion and $5 billion at the time of
                                                                           initial purchase. The Fund identifies the
                                                                           common stocks of undervalued companies
                                                                           with long-term growth potential. Ariel
                                                                           Fund(R) is advised by Ariel Capital
                                                                           Management, LLC.

GOLDMAN SACHS VIT INTERNATIONAL   Long term capital        International   The Fund invests, under normal
  EQUITY FUND                       appreciation                           circumstances, substantially all, and at
                                                                           least 80% of its net assets plus any
                                                                           borrowings for investment purposes
                                                                           (measured at time of purchase) ("Net
                                                                           Assets") in a diversified portfolio of
                                                                           equity investments in companies that are
                                                                           organized outside the United States or
                                                                           whose securities are principally traded
                                                                           outside the United States. The Fund
                                                                           intends to invest in companies with public
                                                                           stock market capitalizations that are
                                                                           larger than $2.5 billion at the time of
                                                                           investment. The Goldman Sachs VIT
                                                                           International Equity Fund is a series of
                                                                           the Goldman Sachs Variable Insurance Trust
                                                                           and is advised by Goldman Sachs Asset
                                                                           Management, L.P.

TEMPLETON FOREIGN SMALLER         The Fund's investment    International   The Fund invests primarily in the common
  COMPANIES FUND (CLASS A)          goal is long-term                      stock of smaller companies outside the
                                    capital growth.                        U.S. When choosing equity investment for
                                                                           this Fund, the manager applies a "bottom
                                                                           up," value-oriented, long-term approach,
                                                                           focusing on the market price of a
                                                                           company's long term earnings, asset value
                                                                           and cash flow potential. The manager also
                                                                           considers a company's price/earnings
                                                                           ratio, profit margins and liquidation
                                                                           value. The Templeton Foreign Smaller
                                                                           Companies Fund is advised by Franklin
                                                                           Advisers Inc.

              NAME                      OBJECTIVE         INVESTMENT TYPE       INVESTMENT STRATEGY AND ADVISER
              ----                      ---------         ---------------       -------------------------------
T. ROWE PRICE SCIENCE AND         Long term growth of       Technology     The fund will normally invest at least 80%
  TECHNOLOGY FUND-ADVISOR CLASS     capital                                of net assets in the common stocks of
                                                                           companies expected to benefit from the
                                                                           development, advancement, and use of
                                                                           science and/or technology. Companies in
                                                                           industries such as electronics,
                                                                           communications, e-commerce, information
                                                                           services, life sciences, media,
                                                                           environmental services, chemicals,
                                                                           synthetic materials, defense, and
                                                                           aerospace are likely to be in the
                                                                           portfolio. The T. Rowe Price Science and
                                                                           Technology Fund-Advisor Class is advised
                                                                           by T. Rowe Price Associates.

PUTNAM VT THE GEORGE PUTNAM FUND  Seeks to provide a         Balanced      Invests mainly in a combination of bonds
  OF BOSTON (IB SHARES)             balanced investment                    and U.S. value stocks, with a greater
                                    composed of a                          focus on value stocks. The Putnam VT The
                                    well-diversified                       George Putnam Fund of Boston is advised by
                                    portfolio of stocks                    Putnam Investment Management, LLC.
                                    and bonds that
                                    produce both capital
                                    growth and current
                                    income.

BLACKROCK LOW DURATION BOND       The fund seeks to            Bond        The fund invests primarily in investment
  PORTFOLIO (SERVICE CLASS)         realize a rate of                      grade bonds and maintains an average
                                    return that exceeds                    portfolio duration that is within +/-20%
                                    the total return of                    of the duration of the benchmark. The
                                    the Merrill Lynch                      BlackRock Low Duration Bond Portfolio is
                                    1-3 Year Treasury                      advised by BlackRock Advisors, Inc.
                                    Index (the
                                    benchmark).

BLACKROCK LIQUIDITY TEMP FUND     The fund seeks as high       Bond        The portfolio invests in first-tier only
  (SERVICE CLASS)                   a level of current                     securities, which primarily includes:
                                    income as is                           domestic commercial paper, securities
                                    consistent with                        issued or guaranteed by the U.S.
                                    liquidity and                          government or its agencies, U.S. and
                                    stability of                           Yankee bank obligations, fully
                                    principal.                             collateralized repurchase agreements,
                                                                           variable and floating rate demand notes.
                                                                           The BlackRock Liquidity Temp Fund is
                                                                           advised by BlackRock Institutional
                                                                           Management Corp.

BLACKROCK TOTAL RETURN II         The fund seeks to            Bond        The fund normally invests at least 80% of
  PORTFOLIO (SERVICE CLASS)         realize a total                        its assets in bonds and maintains an
                                    return that exceeds                    average portfolio duration that is within
                                    that of the Lehman                     +/-20% of the duration of the benchmark.
                                    Brothers U.S.                          The BlackRock Core Bond Total Return
                                    Aggregate Index (the                   Portfolio is advised by BlackRock
                                    benchmark).                            Advisors, Inc.


     The Underlying Funds may sell shares to separate accounts established by other insurance companies to support variable annuity contracts, variable life insurance contracts, or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the IRC. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

     The investment objectives and policies of certain Underlying Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the Underlying Funds may differ from the results of these other mutual funds. There can be no guarantee, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment adviser or manager.


     SELECTION OF UNDERLYING FUNDS. In consultation with the Board of Education of the City of Chicago ("Plan Sponsor"), We select the Underlying Funds offered through the Group Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the Underlying Fund, its adviser or sub-adviser or an affiliate will make payments to Us or Our affiliates. (For additional information on these arrangements, see "Payments We Receive.") We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability for new Net Purchase Payments and/or transfers of account value if We determine, in consultation with the Plan Sponsor, that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Participants. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund. You bear the risk of any decline in Your Variable Account Value resulting from the performance of the Underlying Funds You have chosen.



     PAYMENTS WE RECEIVE. As described above, an Underlying Fund or an investment adviser or sub-adviser of an Underlying Fund (or its affiliates) may make payments to Us and/or certain affiliates. For certain Underlying Funds, some or all such payments may be made from 12b-1 fees or service fees that are deducted from the Underlying Fund assets. Other payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Participants, through their indirect investment in the Underlying funds, bear the costs of these advisory fees (see the prospectuses for the Underlying Funds for more information). The amount of payments We receive generally is based on a percentage of assets of the Underlying Fund attributable to the Group Contract and certain other variable insurance products that We issue. These percentages differ and some Underlying Funds or their advisers or sub-advisers (or their affiliates) may pay Us more than others. These percentages currently range up to 0.50%. These payments may be used for any corporate purpose, including payment of expenses that We and/or Our affiliates incur in promoting, marketing and administering the Certificates, and that We, in the role as an intermediary, incur in promoting, marketing and administering the Underlying funds. We and Our affiliates may profit from these payments.



     ADDITION, DELETION, OR SUBSTITUTION OF UNDERLYING FUNDS. We do not guarantee that each Underlying Fund will always be available for investment through the Group Contract. We reserve the right, subject to compliance with applicable law and concurrence of the Plan Sponsor, to add new underlying funds or classes of underlying funds, to close existing Underlying Funds or classes of Underlying Funds, or to substitute shares of a different underlying fund for Underlying Fund shares that are held by a Subaccount. New or substitute underlying funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to Your interest in a Subaccount without the concurrence of the Plan Sponsor, and without notice to You and the prior approval of the SEC and any state governmental agency, to the extent required by the 1940 Act or other applicable law.


     With the concurrence of the Plan Sponsor, We also may establish or add new Subaccounts, remove existing Subaccounts, or combine Subaccounts. We also reserve the right to deregister the Separate Account, or to operate the Separate Account in another form permitted by law.

     VOTING RIGHTS. We are the legal owner of the Underlying Fund shares held in the Separate Account and have the right to vote on all matters submitted to Underlying Fund shareholders. Nevertheless, unless otherwise restricted by the retirement plan under which the Group Contract is issued, each Participant has the right to instruct HMLIC with respect to voting his or her interest in the shares of the Underlying Funds held by the Separate Account at all shareholder meetings.

     Before a vote of Underlying Fund shareholders, Participants will receive various materials, such as proxy materials and voting instruction forms, that relate to voting Underlying Fund shares. The number of votes that may be cast by a Participant is based on the number of units owned as of the record date of the shareholder meeting.

     We will vote all of the shares We own, including those for which We have received no instructions and those attributable to investment by HMLIC, in proportion to the vote by Participants who have Separate Account units, as long as such action is required by law. Therefore, the outcome of the vote could be decided by a few Participants who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, We may elect to vote Underlying Fund shares in Our own right. If required by state insurance officials, or if permitted under federal regulation, We may disregard certain Participant voting instructions under certain circumstances.

THE CERTIFICATES

PARTICIPANTS' RIGHTS

     The Group Contract (and the Certificates thereunder) may be issued under a retirement plan on a qualified basis as defined in the IRC. Qualified Contracts are subject to certain tax restrictions. See "Tax Consequences."

     To participate in a Qualified Plan, a Participant may be required to forego certain rights granted by the Group Contract (and the Certificates thereunder) and should refer to the provisions of his or her Certificate, the provisions of the plan or trust instrument, and/or applicable provisions of the IRC.

     Unless otherwise provided by law, and subject to the terms of any governing plan or trust, the Participant may exercise all privileges of ownership, as defined in the Certificate, without the consent of any other person.

PURCHASING A CERTIFICATE

     To purchase a Certificate issued under the Group Contract offered by this Prospectus, You must complete an enrollment form bearing all requested signatures and a properly endorsed suitability questionnaire unless one is already on file, and sign any required acknowledgment forms.

     Enrollment forms are to be sent to PEB Financial Services. We will issue Your Certificate upon receipt of Your properly completed enrollment form at Our Home Office. Any initial Net Purchase Payment received with a complete enrollment form will be credited within two business days of receipt. We deem receipt to occur on a Valuation Date if We receive Your properly completed enrollment form at Our Home Office before 3:00 p.m. Central Time. If We receive Your properly completed enrollment form at Our Home Office after 3:00 p.m. Central Time, We deem receipt to occur on the following Valuation Date. If an incomplete enrollment form is received, PEB Financial Services and/or HMLIC will promptly request additional information needed to process the enrollment. Any initial purchase payment received will be held in a suspense account, without interest, for a period not exceeding five business days. If the necessary information is not received within these five business days, PEB Financial Services will return the initial purchase payment unless otherwise directed by the applicant.

     For a 403(b) Contract, the applicant must sign an acknowledgment of the IRC restrictions on withdrawals applicable to such Contracts. For a 457(b) Contract, the employer will purchase the Certificate on behalf of the employee. The employee will be required to complete an enrollment form and a suitability form. The employee also must acknowledge receipt of the 457(b) disclosure form.

     Although We do not anticipate delays in Our receipt and processing of enrollment forms or purchase payments, We may experience such delays to the extent registered representatives from PEB Financial Services fail to forward enrollment forms and Net Purchase Payments to Our Home Office on a timely basis.

RIGHT TO CANCEL

     Subject to state insurance laws, You have the right to cancel Your Certificate for any reason within 30 days after You receive the Certificate. To cancel a Certificate, You must provide written notice of cancellation and return the Certificate to Us at Our Home Office, or to the registered representative who sold it to You, within this "free look period." HMLIC will refund the Variable Account Value and all contributions made to the fixed account. Upon return of the Certificate, it will be deemed void.

PURCHASE PAYMENTS

     AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS -- Net Purchase Payments will be applied at the applicable Accumulation Unit Value next determined following receipt in good form. The minimum purchase payment for Your product is $10. The IRC limits the amounts that may be contributed to Qualified Plans. See "Tax Consequences -- Contributions." Any Net Purchase Payment received and considered to be in good form will be credited on the next Valuation Date following receipt. We deem receipt to occur on a Valuation Date if We receive the Net Purchase Payment at Our Home Office before 3:00 p.m. Central Time. If We receive the Net Purchase Payment at Our Home Office after 3:00 p.m. Central Time, We deem receipt to occur on the following Valuation Date.

     ALLOCATION OF PURCHASE PAYMENTS -- All or part of the Net Purchase Payments made may be allocated to one or more Subaccounts. The minimum purchase payment amount allocated to any Subaccount in any given Certificate Year must equal or exceed $100. A request to change the allocation of Net Purchase Payments can be made by written notice submitted to HMLIC, and will be effective on the first Valuation Date following receipt of the request by Our Home Office.

     ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE -- Net Purchase Payments allocated to the Separate Account are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Net Purchase Payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment at our Home Office. The value of an Accumulation Unit is affected by the investment experience of the Underlying Fund, expenses, and the deduction of certain charges.

     Accumulation Units are valued on each Valuation Date. If We receive Your premium payment before 3:00 p.m. Central Time (or before the close of the New York Stock Exchange, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of that Valuation Day. If We receive Your premium payment at or after 3:00 p.m. Central Time (or at or after the close of the New York Stock Exchange, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of the next Valuation Date.

     Accumulation Units are valued on each Valuation Date. The Accumulation Unit Value of a Subaccount for any Valuation Period is equal to:

     - the net asset value of the corresponding Underlying Fund attributable to the Accumulation Units at the end of the Valuation Period;
     - plus the amount of any income or capital gain distributions made by the Underlying Fund during the Valuation Period;
     - minus the dollar amount of the mortality and expense risk charge We deduct for each day in the Valuation Period;
     - divided by the total number of Accumulation Units outstanding at the end of the Valuation Period.

TRANSACTIONS

     TRANSFERS -- Subject to certain restrictions, You may transfer amounts from one Subaccount to another, and to and from the fixed account of the Group Contract, before the Annuity Date. You may transfer account value from one existing investment option into as many as 10 other investment options. The minimum amount that can be transferred is $100 or the entire dollar value of the Subaccount(s), whichever is less.

     Transfers from the fixed account are restricted to 20% of the value in the fixed account. Additional transfers of another 20% may be completed, but only after 365 days have elapsed since the last transfer. Please read Your Certificate for more information.


     A Participant may elect to transfer funds between Subaccounts and the fixed account by submitting a written request to HMLIC at P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission request to (217) 527-2307, by calling (800) 999-1030 (toll-free), or by accessing the HMLIC website at www.horacemann.com and looking in the "Account Access". CAUTION:
Telephone and computer systems may not always be available. Any telephone or computer systems, whether Yours, Your service provider's, Your agent's, or Our's, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent Our processing of Your transaction request. If You experience technical difficulties or problems, You should make Your transaction request in writing to Our Home Office. You also should protect Your PIN, because self-service options will be available to anyone who provides Your PIN. We will not be able to verify that the person providing electronic transfer instructions via automated telephone or online systems and providing validating information is You or is authorized by You.


     Depending on the means used to request a transfer, the request must: (1) be signed by the Participant, or for telephone and HMLIC website transactions, be made by the Participant, (2) include the name of the Participant and the Certificate number, and (3) specifically state the dollar amount, a whole percentage, or the number of Accumulation Units to be transferred. The request also must specify the Subaccounts from which and to which the transfer is to be made. Transfers are effective on the first Valuation Date following receipt of the request by HMLIC's Home Office, unless a future date is requested. See "Other Information -- Forms Availability."

     DOLLAR COST AVERAGING -- Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market cycles. Dollar cost averaging transfers are completed by periodically transferring equal amounts of money. You may preschedule a series of transfers between Variable investment options, or between the fixed account and Variable investment options, to take advantage of dollar cost averaging. You may select from a 3-month, 6-month or 12-month period to complete the dollar cost averaging program. You may transfer value from one existing Variable investment option or the fixed account into as many as 10 other investment options (including both Variable investment options and the fixed account). You may request dollar cost averaging by the same means as described above for transfers. This option is only available before the Annuity Date.

     The transfers will begin on the first Valuation Date following receipt of the request in HMLIC's Home Office, and will continue on this day each period until the program is completed. If the original request is received on the 29th, 30th or 31st of the month, all subsequent transfers will be processed as of the 28th of the month. If You should decide to cancel an existing dollar cost averaging program, You must notify HMLIC's Home Office either in writing, by calling (800) 999-1030 (toll-free), by facsimile transmission to (217) 527-2307, or by accessing the HMLIC website at www.horacemann.com and looking in the "Account Access" section.

     Because the Variable Account Value from which the transfers occur may decrease over time, the dollar cost averaging program may conclude earlier than scheduled. In addition, the last dollar cost averaging transfer may be for less than all prior transfers. Finally, the Variable Account Value in a Subaccount may increase and result in a balance remaining at the end of the period selected.

     All requests must identify the Participant's name and Certificate number, specify the amounts and which of the fixed account and/or the Variable investment options is/are to be utilized, and include proper authorization -- such as a signature on a form or validating information -- if using the telephone or the HMLIC website.

     REBALANCING -- Rebalancing is the periodic adjusting of investment option balances to maintain a pre-established asset allocation strategy. You may request a rebalancing of Your portfolio either once or on a periodic basis. This option is only available before the Annuity Date.

     For periodic rebalancing requests, You may select from a quarterly, semiannual or annual period. Rebalancing is continuous for the period(s) selected unless changed or discontinued by the Participant. You may rebalance Your Total Accumulation Value into as many as 10 investment options. You may request rebalancing by the same means as described above for transfers.

     Rebalancing will begin on the first Valuation Date following receipt of Your written request in HMLIC's Home Office. For periodic rebalancing requests, subsequent rebalancing of Your portfolio will continue to occur on the same calendar day of each scheduled month. If the original request is received on the 29th, 30th or 31st of the month, all subsequent rebalancing of Your portfolio will be processed as of the 28th of the month. If You should decide to cancel an existing rebalancing program, You must notify HMLIC's Home Office either in writing, by calling (800) 999-1030 (toll-free), by facsimile transmission to
(217) 527-2307, or by accessing the HMLIC website at www.horacemann.com and looking in the "Account Access" section.

     All requests must (1) identify the Participant's name and Certificate number, (2) specify the amounts and the investment options to be utilized, if applicable, and (3) include proper authorization -- such as a signature on a form or validating information -- if using the telephone or the HMLIC website.

     CHANGES TO PURCHASE PAYMENT ALLOCATIONS -- A Participant may elect to change the allocation of future Net Purchase Payments at any time by mailing a written request to HMLIC at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling (800) 999-1030 (toll-free), by facsimile transmission to (217) 527-2307, or by accessing the HMLIC website at www.horacemann.com and looking in the "Account Access" section. Depending on the means used to request a change, the request must (1) be signed by the Participant, or for telephone and HMLIC website transactions, be made by the Participant, (2) include the Participant's name and Certificate number, and (3) specify the new allocation percentage for the fixed account and/or for each Subaccount (in whole percentages). The percentages must total 100% and each request must be stated in whole percentages. HMLIC reserves the right to restrict the minimum purchase payment amount allocated to any Subaccount in any given Certificate Year to $100. Changes in allocation instructions are effective on the first Valuation Date following receipt of the written request at HMLIC's Home Office. See "Other Information -- Forms Availability."

     MARKET TIMING -- The Group Contract (and the Certificates thereunder) and the Subaccounts are not designed for "market timing" through frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. HMLIC discourages and does not accommodate frequent transfers among the Subaccounts or between the Subaccounts and the fixed account. Trading strategies that seek to benefit from short-term price fluctuations or price irregularities cause disruption to the Underlying Funds' investment strategies, with potential resulting harm to performance and increased trading costs or Underlying Fund expenses, and are thereby potentially harmful to Underlying Fund shareholders, generally, and to Participants and their account performance, more specifically.

     If HMLIC determines, in its sole discretion, that Your transfer patterns among the Subaccounts reflect a market timing strategy, it will take action to protect the other investors and/or terminate Your Certificate. In making these determinations, We may consider the combined transfer activity of Certificates that We believe are under common ownership, control or direction. When considering whether to take action, HMLIC does not include transfers made pursuant to the dollar cost averaging method or rebalancing.

     HMLIC applies its market timing policies and procedures uniformly to all owners of Certificates under a particular Group Contract. Such action will include requiring future transfer requests under a Certificate to be submitted with an original signature via U.S. Mail for a period of time or for the duration of the Certificate. If this restriction is imposed, We will reverse within one business day any transaction inadvertently processed that is not in compliance with the restriction. You will receive written confirmation of any such reversal. If HMLIC determines that You are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Certificate owners, it will notify You in writing of any restrictions.

     The detection and deterrence of market timing involves judgments that are inherently subjective. Our ability to detect such activity may be limited by operational and technological systems, as well as Our ability to predict strategies employed by others to avoid detection. Our ability to restrict transfers may also be limited by the provisions of the Group Contract (and the Certificates thereunder). Accordingly, there is no assurance that We will deter all market timing activity. Therefore, Participants may be subject to the risks described above.


     The Underlying Funds may have their own policies and procedures with respect to frequent purchases and redemptions of their shares, which are described in the Underlying Fund prospectuses. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. Such policies and procedures may be more or less restrictive than HMLIC's policies and procedures. As a result, We may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, We reserve the right to defer or restrict transfers at any time that We are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions as a result of the frequent trading policies and procedures of the Underlying Funds.



     HMLIC also reserves the right to administer redemption fees imposed by one or more of the Underlying Funds. These fees will be assessed against the redeeming Participant. The prospectuses of the Underlying Funds include more details on the ability of the Underlying Funds to refuse or restrict purchases or redemptions of their shares. Participants should be aware that We are required to provide to an Underlying Fund, promptly upon request, certain information about the trading activity of individual Participants, and to restrict or prohibit further purchases or transfers by specific Participants identified by the underlying fund as violating the frequent trading policies established for that Underlying Fund.


     SURRENDER OR WITHDRAWAL BEFORE COMMENCEMENT OF ANNUITY PERIOD -- Values may not be withdrawn from a 403(b) contract or a 457(b) contract except under certain circumstances. (See "Tax Consequences.") However, if not restricted by the IRC or applicable retirement plan under which the Group Contract and the Certificates thereunder are issued, a Participant may surrender a Certificate in whole or withdraw part of the account value for cash before Annuity Payments begin.

     The surrender or partial withdrawal value (rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value next computed following the receipt of a valid request for surrender or partial withdrawal in HMLIC's Home Office. A surrender or partial withdrawal may result in adverse federal income tax consequences to the Participant. These consequences include current taxation of payments received, and may include penalties resulting from premature distribution. (See "Tax Consequences.")

     A Participant eligible to surrender or request a partial withdrawal may elect to do so by submitting a signed, written request to HMLIC's Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. A partial withdrawal or surrender request must be in a form acceptable to HMLIC. Facsimile transmissions of the request will be accepted only if the proceeds are sent to the Participant and the request is sent to (217) 527-2307. (See "Tax Consequences" and "Other Information -- Forms Availability.")

     Partial withdrawals and surrenders will be processed either (1) on a date You specify in a request, provided the specified date occurs on or after receipt of the request at Our Home Office, or (2) on the first Valuation Date following receipt of a valid request at Our Home Office.

     For Your protection, We will send a confirmation letter on all address changes. If You have requested an address change within 15 days before Your surrender or withdrawal request, We will hold Your request until We have acquired confirmation of the correct address. Upon receipt of Your confirmation of the address, We will consider the surrender or withdrawal request to be received in good form.

     If You request a partial withdrawal from Your tax-deferred annuity contract using the hardship withdrawal regulations of the IRC, there may be a suspension of contributions to all other retirement plans of Your employer for six months (or such period of time as is provided in Your retirement plan document). You should consult with Your retirement plan administrator for further guidance before making a hardship withdrawal.


     LOANS -- Loans are available under Your Certificate before the date Annuity Payments begin, and at least 12 months after the loan endorsement has been in force in connection with Your Certificate. Your loan request must be in writing to Our Home Office. We will permit one loan in any continuous 12-month period. In no event will We permit a loan term to extend beyond an Annuitant's 70th birthday.



     When a loan is made, fixed account funds equaling the amount of the loan will be transferred from the fixed account to a loan reserve account. The minimum loan amount is $1,000. The maximum loan amount is $50,000, and cannot exceed half of Your fixed account value. The initial interest rate established for Your loan will be the Adjustable Interest Rate for the calendar quarter in which the loan is effective. The interest rate on Your loan may change annually at Your annual loan anniversary date. The Adjustable Interest Rate is an interest rate established by HMLIC each calendar quarter and will apply for 12 months to new loans made in that quarter and to outstanding loans with loan anniversaries that occur in that quarter. The Adjustable Interest Rate will not exceed the published monthly average from Moody's Corporate Bond Yield Average, rounded to the lowest 1/2% for the calendar month ending two months before the first day of the calendar quarter. There will be no interest rate change for Your next loan year if the Adjustable Interest Rate for the calendar quarter of Your annual loan anniversary is within 1/2% of Your current loan interest rate. If the Adjustable Interest Rate established for the calendar quarter of Your annual loan anniversary is 1/2% or more lower than Your current loan interest rate, Your loan interest rate will be reduced to the lower rate for Your next loan year. If the Adjustable Interest Rate established for the calendar quarter of Your annual loan anniversary is 1/2% or more higher than Your current loan interest rate, Your loan interest rate may be increased to the higher rate for Your next loan year. HMLIC will send You a written notice of any change in the loan interest rate at least 31 days before the annual loan anniversary. We currently charge a Participant 5.0% interest per year on a loan. Amounts in a loan reserve account will earn interest at an annual rate of at least 3%. The amount of the loan, plus interest, will be amortized and repaid no less frequently than quarterly, with equal installment payments due on the last day of each quarter. Generally, You must repay a loan within 5 years.



     While there is an outstanding loan balance, the amount of the loan reserve account will receive the loan reserve account interest rate (the effective annual rate used to determine the amount of loan reserve account interest). In addition, if the loan including any accrued loan interest has not been repaid upon selection of an Annuity Payment option or upon an Annuitant's death, the annuity value or the death benefit will be reduced by the outstanding loan amount (including any accrued loan interest). If You surrender Your Certificate before repaying a loan, Your account value will be reduced by the outstanding loan amount (including any accrued loan interest) minus any income tax required to be withheld.


     PAYMENTS WE MAKE -- HMLIC ordinarily completes a transaction within seven calendar days after receipt of a proper request to transfer, surrender, partially withdraw, or commence Annuity Payments. The value of Your account is determined as of the Valuation Date on which a valid transaction request is received. However, determination of account value and processing the transaction may be deferred for (1) any period during which the NYSE is closed for other than customary weekend or holiday closings or during which trading is restricted by the SEC, (2) any period when the SEC determines that an emergency exists that makes it not reasonably practicable to sell securities or to fairly determine Accumulation Unit Values or Annuity Unit values, or (3) any other period designated by the SEC to protect persons with interests in the Separate Account.

     We reserve the right to defer payment of amounts from the fixed account for up to six months after receipt of Your written request, but only after We have made a written request and received written approval of the insurance department of the state in which the Group Contract was delivered. We will pay interest on any payment deferred for 30 days or more at the applicable interest rate.

     If You have submitted a check or draft to Our Home Office, We may defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a settlement option until the check or draft has been honored.

     If mandated under applicable law, We may be required to reject a premium payment and/or block a Participant's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans (if applicable), or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about a Participant or a Participant's account to governmental regulators.

     CONFIRMATIONS -- HMLIC mails written confirmations of purchase payments to Participants on a quarterly basis within five business days following the end of each calendar quarter. Written confirmations of transfers, changes in allocations, partial withdrawals and surrenders are mailed to Participants within seven calendar days of the date the transaction occurred.

     If a Participant believes that the confirmation statement contains an error, the Participant should notify HMLIC as soon as possible after receipt of the confirmation statement. Notice may be provided by writing to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission to
(217) 527-2307, or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free).

DEDUCTIONS AND EXPENSES

     We assess certain charges and make certain deductions under the Group Contract and the Certificates thereunder. These charges and deductions compensate Us for: services and benefits We provide, costs and expenses We incur, and risks We assume.

SERVICES AND BENEFITS WE PROVIDE:

     - the death benefit, and cash benefits under the Group Contract and the Certificates thereunder
     -  Investment Options, including Net Purchase Payment allocations
     -  administration of elective options
     -  the distribution of reports to Participants and the Plan Sponsor
     -  Annuity Payment options

COSTS AND EXPENSES WE INCUR:

     - costs associated with processing enrollment forms and with issuing and administering the Group Contract and the Certificates thereunder
     - overhead and other expenses for providing services and benefits, sales and marketing expenses, including compensation paid in connection with the sale of Certificates. Sales commissions typically range from 1% to 3% of purchase payments received.
     - other costs of doing business, such as collecting purchase payments, maintaining records, effecting transactions, and paying federal, state and local premium and other taxes, and fees

RISKS WE ASSUME:

     - that the costs of providing the services and benefits under the Group Contract and the Certificates thereunder exceed the charges We deduct.

     MORTALITY AND EXPENSE RISK FEE -- For assuming mortality and expense risks, HMLIC applies an asset-based charge to the Variable Account Value. The mortality and expense risk fee is assessed at an annual rate of 0.80% of the daily net assets of the Variable Account Value (0.45% for mortality risk, and 0.35% for expense risk). However, HMLIC reserves the right to change the fee (subject to the 0.80% ceiling) in the future. The fee is computed on a daily basis.

     If this charge, combined with any other charges under the Group Contract and the Certificates thereunder, does not cover Our total costs for services rendered and expenses incurred, We absorb the loss. Conversely, if the fees and charges more than cover Our actual costs, the excess is added to Our surplus. We expect to profit from this charge.

     LOAN INTEREST SPREAD -- We charge You an effective annual interest rate of 5.0% on a loan. We also credit the amount in the loan reserve account with an effective guaranteed annual interest rate no less than 3.0%.

     OPERATING EXPENSES OF THE UNDERLYING FUNDS -- There are deductions from and expenses paid out of the assets of the Underlying Funds that are described in each Underlying Fund's prospectus.

DEATH BENEFIT PROCEEDS

     If a Participant dies before the Annuity Date and has not surrendered his/her Certificate, the death benefit will be paid to the beneficiary designated by the Participant. The death benefit is determined for each beneficiary as of the date proof of death is received by HMLIC from such beneficiary. Proof of death includes a certified death certificate and a completed claimant's statement and any additional forms, documentation, and written payment instructions necessary to process a death benefit claim, in a form satisfactory to us.

     Upon receipt of such proof of death, the beneficiary will receive the greater of:

     - the total value of the Participant's account, less any applicable premium tax; or
     - the sum of all contributions under a Participant's account, less any applicable premium tax, any outstanding loan balance, and any withdrawals.

     All or part of the death benefit proceeds may be paid to the beneficiary under one of the Annuity Payment options described under "Annuity Payment Options." If the form of Annuity Payment selected requires that payment be made by

HMLIC after the death of the beneficiary, payments will be made to a payee designated by the beneficiary or, if no subsequent payee has been designated, to the beneficiary's estate. Any part of a Participant's interest payable to a minor child will be paid to the child's legal guardian for the benefit of the child.

ANNUITY PAYMENTS

     Qualified Plans often place certain limitations upon election of an Annuity Date. Generally, distributions under Qualified Plans must begin by April 1 following the calendar year in which the Participant reaches age 70 1/2 or retires. (See "Taxation of Contract Benefits.")

     The Group Contract and the Certificates thereunder provide for fixed or Variable Annuity Payment options, or a combination of both. A Participant may elect to have Annuity Payments made under any one or more of the options described below, or in any other payment options that HMLIC may make available in response to a Participant's request. To begin receiving Annuity Payments, You must submit a properly completed request form to Our Home Office. If We do not receive Your written election of an Annuity Payment option at Our Home Office at least 30 days before the anticipated Annuity Date, the Annuity Payment option will be the life annuity with payments guaranteed for 10 years, which is payable on a Variable basis for any account value in a Subaccount.

     We will process the request so that the Annuity Payments begin as prescribed in Your Certificate. We may issue a supplemental annuity contract for each Annuity Payment option chosen. If You elect a fixed payment option, We will transfer Your Variable Account Value to the fixed account on the date We receive Your request in Our Home Office; if You elect a Variable payment option, We will transfer Your Fixed Account Value to Your Variable Account on the date We receive Your request at Our Home Office. Your Net Purchase Payment allocation(s) will be changed to the fixed account or the Variable Account, depending on the type of payment option elected. Generally, at the time an Annuity Payment option is selected, a Participant must elect whether to withhold for federal and state income taxes. (See "Other Information -- Forms Availability" and "Tax Consequences.")

     In general, the longer Annuity Payments are guaranteed, the lower the amount of each payment. Fixed Annuity Payments remain level throughout the payout period, except in the case of certain joint and survivor Annuity Payment options, and are paid in monthly, quarterly, semiannual, or annual installments ("payment periods"). Variable Annuity Payments will vary in amount and are paid only on a monthly basis. If the annuitized value to be applied under any one fixed or Variable Annuity Payment option is less than $2,000, or if, at the Annuity Date, the option chosen would provide Annuity Payments of less than $20 per month, then We will pay the Participant's account value to the payee in a lump sum.

ANNUITY PAYMENT OPTIONS

     On the Annuity Date, the Participant has certain rights to acquire Variable and/or fixed annuity payout options. The following Annuity Payment options are available on a Variable basis unless otherwise stated. See Your Certificate for details regarding fixed Annuity Payments.

     LIFE ANNUITY WITH OR WITHOUT PERIOD CERTAIN -- The life option guarantees Annuity Payments for the lifetime of the Annuitant. We will pay an income (on a fixed or Variable basis, as elected by the Participant) based on the attained age of the Annuitant for the period certain elected; thereafter We will pay income for the remaining lifetime of the Annuitant. If no period certain is requested, We will pay an income (on a fixed or Variable basis, as elected by the Participant) during the lifetime of the Annuitant.


     If a certain period is selected (5, 10, 15 or 20 years) and the Annuitant dies before the end of the period, Annuity Payments are guaranteed to the beneficiary until the end of the period selected. If no beneficiary is living at the time of the Annuitant's death, the present value, if any, of the remaining certain period payments will be paid in a single sum to the estate of the Annuitant. Under the life without period certain option, it is possible that only one Annuity Payment will be made if the Annuitant's death occurred before the due date of the second Annuity Payment.


     This option usually provides the largest Annuity Payments. The Annuitant cannot make unscheduled withdrawals or change to another option after the first Annuity Payment has been made.

     JOINT AND SURVIVOR LIFE ANNUITY -- This life only option provides lifetime Annuity Payments during the lifetimes of two Annuitants. The income (payable on a fixed or Variable basis, as elected by the Participant) will be based on the ages of the two Annuitants. After one Annuitant dies, the Annuity Payments will continue during the lifetime of the survivor based on the survivor percentage elected (100%, 50%, etc.). The Annuity Payments cease after the last payment paid before the survivor's death. It is possible for only one payment to be made under this option if both Annuitants die before the due date of the second payment. The Annuitants cannot make unscheduled withdrawals or change to another income option after the first Annuity Payment has been made.

     INCOME FOR FIXED PERIOD -- This option provides Annuity Payments for a fixed period not less than one year nor exceeding 30 years; however, payments may not extend beyond the life expectancy of the Annuitant as defined by the IRC. Upon the Annuitant's death, the beneficiary will be paid the remaining Annuity Payments due, if any. If no beneficiary is living at the time of the Annuitant's death, the present value, if any, of the remaining Annuity Payments will be paid in a lump sum to the estate of the Annuitant. The Annuitant has the right to change to another income option or make unscheduled withdrawals (subject to any applicable surrender penalties) from the remaining present value. Any change or withdrawal a Participant makes may affect any subsequent Annuity Payments, and may have tax consequences. This option is available on a fixed payment basis only.

     INCOME FOR FIXED AMOUNT -- This option provides payments of a fixed amount until the account value, with interest, has been paid; payments may not extend beyond the life expectancy of the Annuitant, as defined by the IRC. Upon the Annuitant's death, the beneficiary will be paid the remaining Annuity Payments due, if any. If no beneficiary is living at the time of the Annuitant's death, the present value, if any, of the remaining Annuity Payments will be paid in a lump sum to the estate of the Annuitant. The Annuitant has the right to change to another income option or make unscheduled withdrawals (subject to any applicable surrender penalties), from the remaining present value, subject to IRC requirements. This option is available on a fixed payment basis only.

     INTEREST ANNUITY PAYMENTS -- This option provides Annuity Payments based on interest earned from the proceeds of Your Certificate, at a rate determined by HMLIC, but never less than the annual guaranteed interest rate set forth in Your Certificate. Interest will be credited at the end of each payment period. Once the Annuitant reaches age 70 1/2, interest Annuity Payments may continue, however, the total annual distribution must meet the minimum mandatory distribution requirements of the IRC. The Annuitant may elect another Annuity Payment option at the end of any payment period. Subject to IRC requirements, the Annuitant may withdraw the account value in whole or in part upon written request, subject to any applicable surrender penalties. The request must be made before the end of the period that the Annuitant agreed to receive Annuity Payments. (See "Tax Consequences -- Required Minimum Distributions.") Distributions of both principal and interest must begin no later than the date specified by the IRC. This option is available on a fixed payment basis only.

     OTHER INCOME OPTIONS -- If the Annuitant does not wish to elect one or more Annuity Payment options, the Annuitant may (1) receive the proceeds in a lump sum, (2) leave the Certificate with HMLIC and receive the value under the minimum required distribution requirements of IRC Section 401(a)(9), see "Tax Consequences -- Required Minimum Distributions," or (3) elect any other option that HMLIC makes available.

AMOUNT OF FIXED AND VARIABLE ANNUITY PAYMENTS


     In general, the dollar amount of Annuity Payments under a Certificate depends on Total Accumulation Value. The value of each Subaccount is determined by multiplying the number of Accumulation Units credited to each Subaccount in which You invest under the Certificate by its respective Accumulation Unit Value. Your Total Accumulation Value may be more or less than the amount of Net Purchase Payments allocated to Your Certificate.


     FIXED ANNUITY PAYMENTS -- The amount of each payment under a fixed Annuity Payment option is determined from the annuity income option tables in Your Certificate. These tables show the monthly payment for each $1,000 of account value allocated to provide a fixed Annuity Payment. These payments will not change as a result of investment, mortality or expense experience. Higher Annuity Payments may be made at the sole discretion of HMLIC.

     VARIABLE ANNUITY PAYMENTS -- The account value applied to purchase Variable Annuity Payments will be allocated to the Subaccount(s) a Participant instructs. Not all Subaccounts may be available for Annuity Payments. The dollar amount of Your Variable Annuity Payments will depend on: (1) the amount that is used to purchase Variable Annuity Payments on the Annuity Date, less any deductions We may make for premium taxes; (2) the assumed interest rate for the Group Contract (and the Certificates thereunder); and (3) the performance of the Subaccounts You have selected.

     The amount of the first monthly Variable Annuity Payment is determined from the annuity income option tables in Your Certificate. The tables show the amount of the Annuity Payment for each $1,000 of account value allocated to provide Annuity Payments. The annuity income option tables vary with the form of Annuity Payment option selected and adjusted age of the Annuitant(s).

     The first monthly Variable Annuity Payment is used to calculate the number of Annuity Units for each subsequent monthly Annuity Payment. The number of Annuity Units remains constant over the payment period except when a joint and survivor option other than the 100% option is chosen; in those cases upon the death of either Annuitant, the number of Annuity Units will be reduced to correspond to the survivor percentage elected.

     The amount of each monthly Annuity Payment following the first Variable Annuity Payment may vary from month to month. Annuity Payments are determined each month by multiplying the Annuity Units by the applicable Annuity Unit Value on the date of payment.

     ASSUMED INTEREST RATE -- The assumed interest rate for the Certificates is 3%.

     ANNUITY UNIT VALUE -- The Annuity Unit Value for each Underlying Fund was established at $10.00 on March 1, 2005.
     - The current Annuity Unit Value is equal to the prior Annuity Unit Value on the Valuation Date when payments were last determined, multiplied by the applicable net investment factor. The net investment factor reflects the investment performance of the Subaccount during the current month, including the value of any dividends and distributions during the current month. This factor is computed by dividing (1) the net asset value of a share of the Underlying Fund on the current Valuation Date, plus any dividends or other distributions by (2) the net asset value of a share of the Underlying Fund on the Valuation Date of the preceding Valuation Period, and multiplying this result by the investment multiplier. The investment multiplier is one divided by the sum of one plus the assumed interest rate and the mortality and expense risk fee, adjusted to a monthly rate.
     - If the net investment factor equals one, then monthly payments from that Subaccount will remain level. If the net investment factor is greater than one, the monthly payments from that Subaccount will increase. Conversely, if the net investment factor is less than one, the payments from that Subaccount will decrease.

MISSTATEMENT OF AGE


     If the age of the Annuitant has been misstated, We will adjust the amount of any Annuity Payment to reflect the correct age. If the Annuity Payments were too large because of a misstatement of age, We will deduct the difference with interest, at an interest rate of 6%, from future payments until totally repaid. If the Annuity Payments were too small, We will add the difference with interest, at an interest rate of 6%, to the next payment.


MODIFICATION OF THE GROUP CONTRACT

     The Group Contract provides that it may be modified by agreement between the Plan Sponsor and HMLIC, or by HMLIC alone to maintain continued compliance with applicable state and federal laws. Participants will be notified of any modification. Only officers designated by HMLIC can modify the terms of the Group Contract.

TAX CONSEQUENCES

OTHER CONSIDERATIONS


     This discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The rules governing the provisions of annuity contracts and Qualified Plans are extremely complex, often difficult to comprehend and may be changed at any time. The discussion does not address special rules, prior tax laws, or state tax laws. A Participant or a prospective Participant considering purchase of an annuity contract under a Qualified Plan should first consult with a qualified and competent tax adviser before taking any action that could have tax consequences.


SEPARATE ACCOUNT

     The operations of the Separate Account form part of the operations of HMLIC. The IRC provides, however, that no federal income tax will be payable by HMLIC on the investment income and capital gains of the Separate Account if certain conditions are met. Provided the investments of the Underlying Funds continue to meet the diversification requirements of IRC Section 817(h), the Participant will not pay federal income tax on the investment income and capital gains under a Certificate until Annuity Payments begin or a surrender or withdrawal is made.

OWNER CONTROL

     In certain circumstances, because of their ability to exercise investment control over the assets of the separate account supporting their contracts, owners of variable annuity contracts have been considered to be the owners of those separate account assets for federal income tax purposes. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. Current taxation based on owner control generally does not apply to Qualified Plans.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CERTIFICATE

     A transfer or assignment of ownership of a certificate under a group contract that is a Qualified Plan is generally prohibited, and the tax consequences of doing so are not discussed herein. The designation of an Annuitant, the selection of certain maturity dates, or the exchange of a Certificate may result in certain tax consequences to a Participant that also are not discussed herein. A Participant contemplating any such transfer, assignment, exchange or transaction should consult a tax advisor as to the tax consequences.

PARTICIPANTS

CONTRIBUTION LIMITATIONS AND GENERAL REQUIREMENTS APPLICABLE TO QUALIFIED PLANS

     The tax rules applicable to Participants in a Qualified Plan vary according to the type of plan and the terms and conditions of the specific plan. The information provided here regarding the tax consequences of Qualified Plans is intended to be only general in nature. You should consult with Your tax adviser for the application of these rules to Your specific facts before purchasing a Certificate as an investment vehicle for a Qualified Plan.

     Contributions under Qualified Plans may be excludable from income if made through a salary reduction agreement. Salary reduction contributions are subject to limitations imposed by the IRC. Any contributions allowed to be made by the employer other than through salary reduction agreements are generally subject to additional limitations and are not discussed here. Further, contributions and investment earnings credited to a Participant's account are generally not taxable until such amounts are distributed as defined by the IRC. Purchasing a Certificate as an investment vehicle for a Qualified Plan does not provide any tax advantage in addition to that already available through the Qualified Plan.


     SECTION 403(b) TAX-DEFERRED ANNUITY -- A Section 403(b) tax-deferred (or tax-sheltered) annuity contract is available for employees of public schools and certain organizations tax-exempt under Section 501(c)(3). Salary reduction contributions are limited to the lesser of $15,500 (in 2007) or 100% of compensation. Additional catch-up amounts, $5,000 in 2007, may be contributed if the Participant is age 50 or older. An additional special catch-up contribution is available to certain Participants who have 15 years of service with their current employer. Both the maximum salary reduction contribution and the additional catch-up amount if the Participant is age 50 or older are indexed for inflation after 2007. Employer contributions are allowed with additional limitations under the Qualified Plan rules. Contributions may be subject to FICA (Social Security) tax. Contributions and earnings are not included in the annuitant's income until distributed. Distributions from Section 403(b) annuities generally cannot be made until the annuitant attains age 59 1/2. However, exceptions to this rule include severance from employment, death, disability and hardship and, generally, the balance in the annuity contract as of December 31, 1988. Section 403(b) annuity contract accumulations may be eligible for a tax-free rollover to an eligible retirement plan or transfer to another Section 403(b) annuity contract.
Section 403(b) annuities are subject to the required minimum distribution rules.


     SECTION 457(b) ELIGIBLE GOVERNMENTAL PLAN -- A Section 457(b) deferred compensation plan is available for employees of eligible state or local governments. Salary reduction amounts are limited to the lesser of $15,500 (in
2007) or 100% of includable compensation. Additional catch-up amounts may be contributed if the Participant is age 50 or older, $5,000 for 2007. Both the maximum salary reduction amount and the additional amount if the Participant is age 50 or older are indexed for inflation after 2007. A special catch-up contribution is allowed in the last three years of employment before attaining normal retirement age. Contributions and earnings generally are not included in an annuitant's income until distributed. Distributions are not generally allowed until the employee reaches age 70 1/2 except for severance from employment, or for an unforeseeable emergency. Section 457(b) annuity contract accumulations can be rolled over or transferred to other Section 457(b) eligible governmental plan contracts or to an eligible retirement plan. Section 457(b) annuity contracts are subject to the required minimum distribution rules.


     ROLLOVERS/TRANSFERS -- A rollover (or direct rollover) is a tax-free distribution (of cash or other assets) from one eligible retirement plan followed by a contribution to another eligible retirement plan. A trustee-to-trustee or issuer-to-issuer transfer is a tax-free transfer from one retirement plan to a similar retirement plan and does not involve a distribution. Transfers and distributions that are properly rolled over are not includable in income until they are ultimately paid out of the contract.


     Eligible rollover distributions under a Section 403(b) tax-deferred annuity or a governmental Section 457 plan can be rolled over to a traditional IRA, a
Section 401 plan, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457 governmental plan. (An eligible Section 457 plan must separately account for amounts rolled over from other non-Section 457 plans.) Amounts that are not eligible to be distributed may be transferred between tax-deferred annuities if the requirements of applicable IRS guidance are met. Transfers are permitted between governmental Section 457 plans if IRC requirements are met.


TAXATION OF CONTRACT BENEFITS

     Amounts contributed through salary reduction or employer contributions are not taxed at the time of contribution. Earnings are also generally not taxed as they accumulate within the annuity contract. Group Contract benefits generally will be taxable as ordinary income when received in accordance with Section 72 of the IRC.

     If not made within certain terms of the IRC, loans will be treated as distributions. Loans from Section 403(b) plans generally will not be treated as distributions if the terms require repayment within five years (except loans to acquire a home), the loans have substantially level payments over the term of the loan, the loans do not exceed $50,000, and the loans are evidenced by a legally enforceable agreement.

ADDITIONAL TAXES

     PREMATURE DISTRIBUTION TAX -- An additional tax (penalty tax) will apply to premature distributions from a qualified plan. A premature distribution is generally any distribution made before the Participant reaches age 59 1/2. The penalty tax is 10% of the amount of the payment that is includable in income. The penalty tax does not apply to distributions from Section 457 plans. Depending on the type of qualified plan, certain payments may be exempt from the penalty tax, such as payments: (1) made after age 59 1/2; (2) made as the result of death or disability; (3) that are part of a series of substantially equal periodic payments over the life or life expectancy of the Participant or the joint lives or joint life expectancy of the Participant and beneficiary; (4) made after separation from service and attainment of age 55; (5) made for medical care; (6) made under a qualified domestic relations order (QDRO); and
(7) made to correct excess contributions or elective deferrals.

     REQUIRED MINIMUM DISTRIBUTION EXCISE TAX -- If the amount distributed from a Qualified Plan is less than the required minimum distribution for the year (discussed below), the Participant is generally subject to a non-deductible excise tax of 50% on the difference between the required minimum distribution and the amount actually distributed.

     REQUIRED MINIMUM DISTRIBUTIONS -- The Participant of a Qualified Plan is generally required to take certain required minimum distributions during the Participant's life and the beneficiary designated by the Participant is required to take the balance of the account value within certain specified periods following the Participant's death.


     The Participant must take the first required distribution by the required beginning date and subsequent required distributions by December 31 of each year thereafter. Payments must be made over the life or life expectancy of the Participant or the joint lives or joint life expectancy of the Participant and the beneficiary. The amount of the required minimum distribution depends upon the account value and the applicable life expectancy. The required beginning date for Section 403(b) annuities and Section 457 plans is the later of April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires. If the beneficiary is not the spouse, the beneficiary may make a Direct rollover to an IRA that meets the IRS requirements of an inherited IRA.


     Upon the death of the Participant, the beneficiary must take distributions under one of the following two rules.

     1. If the Participant dies on or after the required beginning date, any remaining balance will continue to be distributed at least as rapidly as the payments being made to the Participant before death.

     2. If the Participant dies before the required beginning date, the balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the account value is payable to a designated beneficiary other than a spouse, it may be paid over the life or life expectancy of that beneficiary, provided that distributions begin by December 31 of the calendar year following the year of the Participant's death. If the beneficiary is the spouse, the spouse may defer payments until the end of the calendar year in which the Participant would have reached age
         70 1/2.

     WITHHOLDING -- Mandatory federal income tax is generally required to be withheld at the rate of 20% on taxable eligible rollover distributions from qualified plans. Eligible rollover distributions are distributions other than a direct rollover or direct transfer to an eligible retirement plan, periodic payments over a Participant's life expectancy or the joint life expectancy of the Participant and the beneficiary, periodic payments over a period of ten years or more, required minimum distributions, and hardship distributions.

     For all amounts not subject to the mandatory 20% withholding, federal income tax is generally required to be withheld unless the Participant elects not to have federal income tax withheld. For periodic payments (Annuity Payments), the withholding is calculated like wage withholding. For all other payments, withholding is at a rate of 10%. HMLIC will notify the Participant at least annually of his or her right to revoke the election not to have federal income tax withheld. State and/or local tax withholding may also apply.

     FEDERAL ESTATE TAXES -- While no attempt is being made to discuss the federal estate tax implications of the Group Contract (and the Certificates thereunder), purchasers of annuity contracts should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     GENERATION-SKIPPING TRANSFER TAX -- Under certain circumstances, the IRC may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Participant. Regulations issued under the IRC may require HMLIC to deduct the tax from Your Certificate or from any applicable payment, and pay the tax directly to the Internal Revenue Service.

     ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS -- The discussion above provides general information regarding federal income tax consequences to Participants who are U.S. citizens or residents. Participants who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Participants may be subject to state and/or municipal taxes and taxes that may be imposed by the Participant's country of citizenship or residence. Prospective Participants are advised to consult with a qualified tax adviser regarding federal, state, and foreign taxation with respect to an annuity contract purchase.

     FOREIGN TAX CREDITS -- We may benefit from any foreign tax credits attributable to taxes paid by certain Underlying Funds to foreign jurisdictions to the extent permitted under federal tax law.

     POSSIBLE TAX LAW CHANGES -- Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Group Contract (and the Certificates thereunder) could change by legislation, regulation or otherwise. Consult a tax advisor with respect to legislative or regulatory developments and their effect on Your Certificate.

     We have the right to modify the Group Contract (and the Certificates thereunder) in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that Participants currently receive. We make no guarantee regarding the tax status of any Group Contract (or Certificate thereunder) and do not intend the above discussion as tax advice.

OTHER INFORMATION

     DISTRIBUTION OF THE CONTRACT -- Horace Mann Investors, Inc. ("HM Investors"), located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, serves as principal underwriter of the Group Contract funded through the Separate Account. HM Investors is a member of the NASD and is a wholly owned subsidiary of Horace Mann Educators Corporation.


     The Certificates are sold by HMLIC through PEB Financial Services ("PEB"), which is located at 542 S. Dearborn St. Suite 300, Chicago, Illinois 60605, and Linsco/ Private Ledger ("LPL"), a broker dealer. Individuals at PEB are registered representatives with and offer securities through LPL. LPL is a member of NASD. HMLIC and HM Investors have entered into a distribution agreement with LPL. Sales commissions are paid by HMLIC to LPL and range from 1.00% to 3.00% of premium payments received. No specific charge is assessed directly to Participants or the Separate Account to cover the commissions. We do intend to recover the amount of the commissions we pay, however, through the fees and charges collected under the Group Contract and other corporate revenue.



     ASSOCIATION ENDORSEMENTS AND RELATIONSHIPS -- HMLIC or an affiliate has relationships with certain national, State and local education associations or educator groups. Certain associations endorse or sponsor various insurance products of HMLIC or an affiliate. Neither HMLIC nor any of its affiliates pays any consideration solely in exchange for product endorsements or sponsorships. HMLIC or an affiliate does pay various associations or groups for certain special functions, advertising, and similar services, including but not limited to the following:



     - Providing HMLIC and/or an affiliate with access to and opportunities to market its products to association members;

     - Allowing HMLIC or an affiliate to sponsor and promote scholarship and awards programs;


     - Allowing HMLIC or an affiliate to sponsor and/or attend (and market its products at) association meetings, conferences, or conventions; and


     - Allowing HMLIC or an affiliate to conduct workshops for association members.


     LEGAL PROCEEDINGS -- HMLIC, like other life insurance companies, is involved on occasion in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, HMLIC believes that no pending or threatened lawsuits are likely to have a material adverse effect on the Separate Account, on the ability of HM Investors to perform under its principal underwriting agreement or of PEB Financial Services to perform under its distribution agreement, or on HMLIC's ability to meet its obligations under the Group Contract.


     REGISTRATION STATEMENT -- A registration statement has been filed with the SEC under the Securities Act of 1933 with respect to the Group Contract and Certificates thereunder. This prospectus summarizes the material rights granted under and features of the Group Contract and Certificates thereunder. For a complete statement of the terms thereof, reference is made to the Group Contract, the Certificates thereunder, and such instruments as filed. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits


     COMMUNICATIONS TO PARTICIPANTS -- To ensure receipt of communications, Participants must notify PEB Financial Services or HMLIC of address changes. Notice of a change in address may be sent to PEB Financial Services at 542 S. Dearborn, Suite 300, Chicago, Illinois 60605 or by calling (312) 922-3264. Notices may also be sent to HMLIC by writing to Annuity Client Services, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission to (217) 527-2307, or by calling (217) 789-2500 or (800) 999-1030 (toll-free).

     HMLIC will attempt to locate Participants for whom no current address is on file. In the event HMLIC is unable to locate a Participant, HMLIC may be forced to surrender the Certificate and forward the proceeds to the Participant's last known state of residence in accordance with the state's abandoned property laws.

     PARTICIPANT INQUIRIES -- Inquiries concerning Your Certificate may be made to PEB Financial Services by calling (312) 922-3264, or by calling HMLIC toll-free at (800) 999-1030. Written questions should be sent to either PEB Financial Services at 542 S. Dearborn, Suite 300, Chicago, Illinois 60605 or to Horace Mann Life Insurance Company, Annuity Client Services, P.O. Box 4657, Springfield, Illinois 62708-4657.

     FORMS AVAILABILITY -- Specific forms are available to aid the Participant in effecting many transactions allowed under a Certificate. These forms may be obtained by calling PEB Financial Services at (312) 922-3264.

     NASD REGULATION'S PUBLIC DISCLOSURE PROGRAM -- Information about HM Investors, PEB Financial Services, LPL and Your registered representative is available from the NASD at www. nasd.com or by calling (800) 289-9999 (toll-free).

ADDITIONAL INFORMATION

     A copy of the Statement of Additional Information that provides more detailed information about the Separate Account is available, without charge, upon request. The Table of Contents of this Statement of Additional Information follows:


General Information and History                  1
Underwriter                                      1
Independent Registered Public Accounting Firm    2
Financial Statements                             2


     To receive, without charge, a copy of the Statement of Additional Information for the Separate Account, please complete the following request form and mail it to the address indicated below, or send it by facsimile transmission to (217) 535-7123, or telephone (217) 789-2500 or (800) 999-1030 (toll-free) to request a copy.

     HORACE MANN LIFE INSURANCE COMPANY
     P.O. BOX 4657
     SPRINGFIELD, ILLINOIS 62708-4657

Please provide free of charge the following information:


------- Statement of Additional Information dated May 1, 2007 for the Horace Mann Life Insurance Group Annuity Separate Account.


Please mail the above document to:

-----------------------------------------------------------
Name:

-----------------------------------------------------------
Address:

-----------------------------------------------------------
City/State/Zip:

APPENDIX: ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

     The Accumulation Unit Values ("AUVs") and the number of accumulation units outstanding for each Subaccount from the date of Subaccount inception are shown in the following tables. The values shown assume that the charge structure for the Group Contract (and the Certificates thereunder) was in effect since the later of the date (1) the Separate Account was established, although not registered, or (2) of Subaccount inception. The T. Rowe Price Science and Technology Fund -- Advisor Class was added to the Separate Account on April 15, 2003. The Goldman Sachs VIT International Equity Fund and the Lord Abbett Series Fund -- Growth Opportunities Portfolio were added to the Separate Account on June 1, 2004. All other Underlying Funds not specified above were added to the Separate Account when it was established on May 1, 2002.


                                                    ACCUMULATION                             NUMBER OF
                                                     UNIT VALUE     ACCUMULATION UNIT    ACCUMULATION UNITS
                                                    BEGINNING OF      VALUE END OF       OUTSTANDING END OF
SUBACCOUNT                            YEAR ENDED       PERIOD            PERIOD                PERIOD
----------                            ----------    ------------    -----------------    ------------------
BLACKROCK INDEX EQUITY PORTFOLIO
  (SERVICE CLASS)                      12/31/06        $24.32            $27.84                 78,040
                                       12/31/05         23.47             24.32                 86,251
                                       12/31/04         21.45             23.47                 75,307
                                       12/31/03         16.85             21.45                 55,283
                                       12/31/02         20.83             16.85                 22,928

ALLIANCEBERNSTEIN LARGE CAP GROWTH
  PORTFOLIO                            12/31/06        $25.74            $25.37                 20,479
                                       12/31/05         22.59             25.74                 11,263
                                       12/31/04         21.02             22.59                  8,343
                                       12/31/03         17.17             21.02                  6,224
                                       12/31/02         21.85             17.17                  2,770

DAVIS VALUE PORTFOLIO                  12/31/06        $12.80            $14.60                233,061
                                       12/31/05         11.79             12.80                211,112
                                       12/31/04         10.58             11.79                167,666
                                       12/31/03          8.22             10.58                111,303
                                       12/31/02          9.67              8.22                 48,594

FIDELITY VIP MID CAP PORTFOLIO
  (SC2)                                12/31/06        $34.34            $38.29                106,467
                                       12/31/05         29.33             34.34                 95,985
                                       12/31/04         23.72             29.33                 68,164
                                       12/31/03         17.29             23.72                 45,872
                                       12/31/02         20.08             17.29                 19,707

LORD ABBETT SERIES FUND GROWTH
  OPPORTUNITIES PORTFOLIO              12/31/06        $13.75            $14.71                 26,617
                                       12/31/05         13.24             13.75                 24,491
                                       12/31/04         12.05             13.24                    577

ARIEL APPRECIATION FUND(R)             12/31/06        $49.14            $54.09                 61,053
                                       12/31/05         48.13             49.14                 64,179
                                       12/31/04         42.90             48.13                 49,674
                                       12/31/03         33.01             42.90                 35,282
                                       12/31/02         39.74             33.01                 15,557

NEUBERGER BERMAN GENESIS FUND
  (ADVISOR CLASS)                      12/31/06        $29.11            $30.88                 48,338
                                       12/31/05         25.59             29.11                 43,252
                                       12/31/04         21.53             25.29                 37,835
                                       12/31/03         16.52             21.53                 25,844
                                       12/31/02         11.05             16.52                 10,403


                                                    ACCUMULATION                             NUMBER OF
                                                     UNIT VALUE     ACCUMULATION UNIT    ACCUMULATION UNITS
                                                    BEGINNING OF      VALUE END OF       OUTSTANDING END OF
SUBACCOUNT                            YEAR ENDED       PERIOD            PERIOD                PERIOD
----------                            ----------    ------------    -----------------    ------------------
WILSHIRE VIT SMALL CAP GROWTH
  FUND -- HM SHARES                    12/31/06        $12.42            $13.72                 15,167
                                       12/31/05         12.07             12.42                 11,469
                                       12/31/04         11.65             12.07                 12,222
                                       12/31/03          7.38             11.65                  7,471
                                       12/31/02         10.49              7.38                  1,843

ARIEL FUND(R)                          12/31/06        $54.99            $60.00                 72,179
                                       12/31/05         54.73             54.99                 74,373
                                       12/31/04         45.23             54.73                  3,433
                                       12/31/03         35.60             45.23                 36,247
                                       12/31/02         41.93             35.60                 16,275

GOLDMAN SACHS VIT INTERNATIONAL
  EQUITY FUND                          12/31/06        $12.07            $14.62                 80,164
                                       12/31/05         10.70             12.07                 60,321
                                       12/31/04          9.23             10.70                    845

TEMPLETON FOREIGN SMALLER COMPANIES
  FUND (CLASS A)                       12/31/06        $23.80            $29.25                 14,443
                                       12/31/05         21.57             23.80                  6,593
                                       12/31/04         18.14             21.57                  2,811
                                       12/31/03         12.50             18.14                    540
                                       12/31/02         14.87             12.50                    184

T. ROWE PRICE SCIENCE AND
  TECHNOLOGY FUND -- ADVISOR CLASS     12/31/06        $19.14            $20.34                 12,385
                                       12/31/05         18.84             19.14                  8,862
                                       12/31/04         18.70             18.84                  8,953
                                       12/31/03         13.08             18.70                  5,958

PUTNAM VT THE GEORGE PUTNAM FUND OF
  BOSTON (IB SHARES)                   12/31/06        $12.34            $13.74                121,666
                                       12/31/05         11.94             12.34                117,786
                                       12/31/04         11.09             11.94                 74.967
                                       12/31/03          9.53             11.09                 37,348
                                       12/31/02         10.53              9.53                 17,529

BLACKROCK LOW DURATION BOND
  PORTFOLIO (SERVICE CLASS)            12/31/06        $10.57            $10.87                 34,801
                                       12/31/05         10.52             10.57                 36,313
                                       12/31/04         10.49             10.52                 24,392
                                       12/31/03         10.39             10.49                 20,775
                                       12/31/02          2.91             10.39                 11.389

BLACKROCK LIQUIDITY TEMP FUND
  (SERVICE CLASS)                      12/31/06        $ 1.03            $ 1.07              1,616,500
                                       12/31/05          1.02              1.03              1,412,385
                                       12/31/04          1.01              1.02                581,242
                                       12/31/03          1.00              1.01                368,799
                                       12/31/02          1.00              1.00                179,507

BLACKROCK TOTAL RETURN II PORTFOLIO
  (SERVICE CLASS)                      12/31/06        $11.11            $11.46                 73,112
                                       12/31/05         10.97             11.11                 61,698
                                       12/31/04         10.62             10.97                 43,388
                                       12/31/03         10.24             10.62                 19.708
                                       12/31/02          9.73             10.24                  8,261

                                   May 1, 2007


                       STATEMENT OF ADDITIONAL INFORMATION

            HORACE MANN LIFE INSURANCE GROUP ANNUITY SEPARATE ACCOUNT

                                Flexible Premium
                    Variable Deferred Group Annuity Contract

                       Horace Mann Life Insurance Company


This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus for the variable deferred group annuity contract dated May 1, 2007. Copies of the prospectus for the Group Contract (and the Certificates thereunder) may be obtained by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission to (217) 535-7123, or by telephoning toll-free (800) 999-1030. The prospectus for the Group Contract (and the Certificates thereunder) sets forth information that a prospective investor should know before investing in a Certificate. Capitalized terms that are used, but not defined, in this Statement of Additional Information have the same meanings as in the prospectus for the Group Contract (and the Certificates thereunder).

May 1, 2007

TABLE OF CONTENTS

TOPIC                                                                  PAGE
General Information and History                                        1
Underwriter                                                            1
Independent Registered Public Accounting Firm                          2
Financial Statements                                                   2


GENERAL INFORMATION AND HISTORY

         Horace Mann Life Insurance Company ("HMLIC") sponsors the Horace Mann Life Insurance Group Annuity Separate Account (the "Separate Account"). HMLIC is a wholly-owned subsidiary of Allegiance Life Insurance Company, which engages in the business of insurance. HMLIC is an indirect, wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"), a publicly-held insurance holding company traded on the New York Stock Exchange.

         HMLIC established the Separate Account under Illinois law on March 1, 2002. HMLIC created the Separate Account and began issuing a group variable annuity contract funded through the Separate Account as an investment vehicle for the Chicago Public Schools 403(b) Tax Deferred Compensation Plan, without registering the group contract under the Securities Act of 1933, or the Separate Account under the Investment Company Act of 1940. At that time, HMLIC believed that such registration was not required for a "governmental plan" such as the Plan. HMLIC has recently determined that the Plan was a type of "governmental plan" that may not be exempted from registration, and thereafter began taking steps to respond to the deficiency.

UNDERWRITER

Horace Mann Investors, Inc. ("HM Investors"), a broker/dealer registered with the Securities and Exchange Commission and a member of the NASD, serves as principal underwriter of the Group Contract funded through the Separate Account. HM Investors is located at One Horace Mann Plaza, Springfield, Illinois 62715-0001. HM Investors is an affiliate of HMLIC and a wholly owned subsidiary of HMEC.

         HMLIC offers and sells the Certificates under the Group Contract on a continuous basis through PEB Financial Services ("PEB"). Individuals at PEB are registered representatives with and offer securities through Linsco/Private Ledger ("LPL"). LPL is a member of NASD. HMLIC pays commissions to LPL for sales of the Certificates under the Group Contract by LPL registered representatives.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the Separate Account as of December 31, 2006, and for the periods disclosed in the financial statements, and those financial statements and schedules of Horace Mann Life Insurance Company as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, appearing herein have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The principal business address of KPMG LLP is 303 East Wacker Drive, Chicago, Illinois 60601.


The KPMG LLP report dated         , of HMLIC includes explanatory language that
states that HMLIC prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation--Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America, and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices.


FINANCIAL STATEMENTS

Audited financial statements of HMLIC and the Separate Account are included herein. The financial statements for HMLIC should be considered only as bearing upon the ability of HMLIC to meet its obligations under the Group Contract.

                            PART C: OTHER INFORMATION

                           HORACE MANN LIFE INSURANCE
                         GROUP ANNUITY SEPARATE ACCOUNT

Item 24. Financial Statements and Exhibits

(a) Financial Statements

The following financial statements are included in Part B hereof.

HORACE MANN LIFE INSURANCE COMPANY


    -    Report of Independent Registered Public Accounting Firm, dated



    - Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus - As of December 31, 2006 and 2005



    - Statutory Statements of Operations - For the Years Ended December 31, 2006, 2005 and 2004



    - Statutory Statements of Capital and Surplus - For the Years Ended December 31, 2006, 2005 and 2004



    - Statutory Statements of Cash Flow - For the Years Ended December 31, 2006, 2005 and 2004



    -    Notes to Statutory Financial Statements - December 31, 2006, 2005 and
         2004


HORACE MANN LIFE INSURANCE GROUP ANNUITY SEPARATE ACCOUNT


    -    Report of Independent Registered Public Accounting Firm, dated



    -    Statements of Net Assets - December 31, 2006



    -    Statements of Operations - For the Year Ended December 31, 2006



    -    Statements of Changes in Net Assets For the Years Ended December 31,
         2006



    -    Notes to Financial Statements - December 31, 2006


(b) Exhibits

(1)      Resolution of Board of Directors .................................(3)

(2)      Agreements for Custody ................................Not Applicable

(3)      Underwriting Agreement ...........................................(3)

(4)      (a)  Form of Group Variable Annuity Contract .....................(3)

         (b)  Form of Certificate .........................................(3)

(5)      Form of Application/Enrollment Form ..............................(3)

(6)      Certificate of Incorporation and Bylaws ..........................(2)

(7)      Contract of Reinsurance ...............................Not Applicable

(8)      Other Contracts .......................................Not Applicable

(9)      Opinion and Consent of Counsel ...................................(1)


(10)     Independent Registered Public Accounting Firm Consent - to be
         filed by amendment ..................................................


(11)     Financial Statement Schedules for Horace Mann Life Insurance
         Company and the Independent Registered Public Accounting Firm's
         Report Thereon ........................................Not Applicable

(12)     Agreement regarding initial capital .................. Not Applicable

----------

(1) Filed herewith.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement for Horace Mann Life Insurance Company Separate Account, dated February 14, 2006 (File Nos. 333-129284 and 811-1343).

(3) Incorporated by reference to Initial Registration Statement for Horace Mann Life Insurance Group Annuity Separate Account, dated August 11, 2006 ( File Nos:
333-136513 and 811-21939).

Item 25.  Directors and Officers of the Depositor

         The directors and officers of Horace Mann Life Insurance Company, who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant, are listed below. Their principal business address is One Horace Mann Plaza, Springfield, Illinois 62715.

------------------------         -----------------------------------------------
       NAME                      POSITION AND OFFICE WITH DEPOSITOR
------------------------         -----------------------------------------------
Peter H. Heckman                 Director and Executive Vice President, Chief
                                 Financial Officer

Ann M. Caparros                  Director, Vice President, General Counsel,
                                 Corporate Secretary & Chief Compliance Officer

Louis G. Lower II                Director, Chairman, President & Chief Executive
                                 Officer

Paul D. Andrews                  Director and Senior Vice President

Angela S. Christian              Vice President & Treasurer

Frank D'Ambra                    Director and Senior Vice President

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

                        | Allegiance Life Insurance Company ----------------| Horace Mann Life Insurance Company
                        | IL FEIN # 95-1858796 NAIC # 62790                | IL
IL FEIN #37-0726637 NAIC # 64513
                        |
                        | Educators Life Insurance Company of America
                        | AZ FEIN # 86-0204233 NAIC # 75892
                        |
                        | Horace Mann Service Corporation
                        | IL FEIN # 37-0972590
                        |
                        | Well-Care Inc.
                        | IL FEIN # 37-0984609
                        |
Horace Mann Educators Corporation ----| Horace Mann Investors, Inc.
DE FEIN # 37-0911756            | MD FEIN # 37-0792966
                        |
                        | Horace Mann Lloyds Management Corp.--------------| Horace Mann Lloyds
                        | TX FEIN # 37-1386476                  | TX FEIN
# 37-1386478 NAIC # 10996
                        |
                        | Horace Mann Insurance Company---------------------| Horace Mann General Agency
                        | IL FEIN # 59-1027412 NAIC # 22578             | TX
FEIN # 76-0616793
                        |
                        | Teachers Insurance Company
                        | IL FEIN # 23-1742051 NAIC # 22683
                        |
                        | Horace Mann Property & Casualty Insurance Company
                        | CA FEIN # 95-2413390 NAIC # 22756

         The Registrant is a separate account of Horace Mann Life Insurance Company. Horace Mann Life Insurance Company (an Illinois Corporation) is a wholly owned subsidiary of Allegiance Life Insurance Company (an Illinois Corporation). Allegiance Life Insurance Company and Horace Mann Investors, Inc. (a Maryland Corporation), principal underwriter of the Registrant, are wholly-owned subsidiaries of Horace Mann Educators Corporation (a Delaware Corporation), a publicly held corporation.

Item 27. Number of Certificate Owners


As of January 26, 2007, we have sold 26 registered Certificates funded through the newly registered Separate Account. We previously sold unregistered Certificates as disclosed in the Prospectus.


Item 28. Indemnification

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         According to Section 21 of the Distribution Agreement, Horace Mann Life Insurance Company agrees to indemnify Horace Mann Investors, Inc. for any liability Horace Mann Investors, Inc. may incur to a Participant or party-in-interest under a Certificate (i) arising out of any act or omission in the course of, or in connection with, rendering services under the Distribution Agreement, or (ii) arising out of the purchase, retention or surrender of a Certificate; provided however that Horace Mann Life Insurance Company will not indemnify Horace Mann Investors, Inc. for any such liability that results from the willful misfeasance, bad faith or gross negligence of Horace Mann Investors, Inc., or from the reckless disregard, by Horace Mann Investors, Inc., of its duties and obligations arising under the Distribution Agreement.

Item 29.  Principal Underwriters

(a) Horace Mann Investors, Inc., the underwriter of Horace Mann Life Insurance Group Annuity Separate Account, acts as principal underwriter for Horace Mann Life Insurance Company Separate Account, Horace Mann Life Insurance Company Separate Account B, and Horace Mann Life Insurance Company Allegiance Separate Account A.

(b) The following are the directors and officers of Horace Mann Investors, Inc. Their principal business address is One Horace Mann Plaza, Springfield, Illinois 62715.


---------------------------         --------------------------------------------
Name                                Position with Underwriter
---------------------------         --------------------------------------------
Robert B. Joyner                    Chairman

Christopher M. Fehr                 Director, President, Anti-Money Laundering
                                    Officer and Chief Compliance Officer

Peter H. Heckman                    Director

Rhonda R. Armstead                  Secretary

Diane M. Barnett                    Tax Compliance Officer

Angela S. Christian                 Treasurer

Bret A. Conklin                     Controller

Paul D. Andrews                     Director

Frank D'Ambra III                   Director

(c) No commissions or other compensation has been received by the principal underwriter from the Registrant.

Item 30.  Location of Accounts and Records

         Horace Mann Investors, Inc., underwriter of the Registrant, is located at One Horace Mann Plaza, Springfield, Illinois 62715. It maintains those accounts and records associated with its duties as underwriter required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

         Horace Mann Life Insurance Company, the depositor, is located at One Horace Mann Plaza, Springfield, Illinois 62715. It maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder that are not maintained by Horace Mann Investors, Inc.

Item 31.  Management Services

 Not applicable.

Item 32.  Undertakings

         (a) Horace Mann Life Insurance Company and the Registrant are relying on a no---action letter from the Securities and Exchange Commission that was issued to the American Council of Life Insurance and made publicly available on November 28, 1988. That letter outlines conditions that must be met if a company offering registered annuity contracts imposes the limitations on surrenders and withdrawals on Section 403(b) contracts as required by the Internal Revenue Code. Horace Mann Life Insurance Company and the Registrant are in compliance with the conditions of that no-action letter.

         (b) Horace Mann Life Insurance Company represents that the fees and charges deducted under the Group Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

         (c) The Registrant undertakes to file a post-effective amendment to its registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the Group Contract may be accepted.

         (d) The Registrant undertakes to include either (1) as part of any application to purchase a Certificate issued under the Group Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

         (e) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written request.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Springfield, and State of Illinois, on this 27th day of February, 2007.


                      BY: HORACE MANN LIFE INSURANCE GROUP
                            ANNUITY SEPARATE ACCOUNT
                          --------------------------------
                                  (Registrant)

                      By: Horace Mann Life Insurance Company
                          ----------------------------------
                                   (Depositor)

Attest: /s/ ANN M. CAPARROS                    By: /s/ LOUIS G. LOWER II
        ----------------------                     -----------------------------
        Ann M. Caparros                        Louis G. Lower II,
        Corporate Secretary                    President and Chief Executive
        of the Depositor                       Officer of the Depositor

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


   SIGNATURE                                 TITLE                                DATE
--------------------     ------------------------------------------------   -----------------
/s/ Louis G. Lower       Director, Chairman, President and                  February 27, 2007
Louis G. Lower II        Chief Executive Officer

/s/ Peter H. Heckman     Director, Executive Vice President                 February 27, 2007
Peter H. Heckman         and Chief Financial Officer

/s/ Ann M. Caparros      Director, Vice President, General Counsel,         February 27, 2007
Ann M. Caparros          Corporate Secretary and Chief Compliance Officer

/s/Frank D'Ambra         Director and Senior Vice President                 February 27, 2007
Frank D'Ambra

Exhibit Index

(9)      Opinion and Consent of Counsel